FILE NO. 33-73832
                                                                        811-8268

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  /x/


         Pre-Effective Amendment No.
                                     -------
         Post-Effective Amendment No.    6
                                      -------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          /x/

         Amendment No.    11
                       -------


                        (Check appropriate box or boxes.)

                                 FIRSTHAND FUNDS
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

101 Park Center Plaza, Suite 1300, San Jose, California                    95113
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                                Zip Code

Registrant's Telephone Number, including Area Code                (408) 294-2200
                                                                  --------------

                                 Kevin M. Landis
                       Interactive Research Advisers, Inc.
          101 Park Center Plaza, Suite 1300, San Jose, California 95113
          -------------------------------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of all communications to:
                               Julie Allecta, Esq.
                        Paul, Hastings, Janofsky & Walker
                        345 California Street, 29th Floor
                             San Francisco, CA 94104

It is proposed that this filing will become effective (check appropriate box)


/ /  immediately upon filing pursuant to paragraph (b)
/ /  on (date) pursuant to paragraph (b)
/ /  days after filing pursuant to paragraph (a)
/X/  on May 1, 1999 pursuant to paragraph (a) of Rule 485

Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1998 was filed with the Commission on February 22, 1999.

                                 FIRSTHAND FUNDS

                              Cross Reference Sheet
                             Pursuant to Rule 481(a)
                        Under the Securities Act of 1933
                        --------------------------------

PART A
------


Item No.  Registration Statement Caption             Caption in Prospectus
--------  ------------------------------             ---------------------

1.        Front and Back Cover Pages                 Cover Pages

2.        Risk/Return Summary:                       Risk/Return Summary
          Investments, Risks, and Performance

3.        Risk/Return Summary: Fee Table             Expense Information

4.        Investment Objectives, Principal           Additional Investment
          Investment Strategies, and Related         Strategies and Risk
          Risks                                      Considerations

5.        Management's Discussion of                 Management Discussion
          Fund Performance                           and Analysis (Annual
                                                     Report)

6.        Management, Organization, and              Operation of the Fund
          Capital Structure

7.        Shareholder Information                    How to Purchase Shares;
                                                     How to Redeem Shares
                                                     Shareholder Services;
                                                     Exchange Privilege;
                                                     Dividends and
                                                     Distributions; Taxes;
                                                     Calculation of Share
                                                     Price

8.        Distribution Arrangements                  Not Applicable

9.        Financial Highlights Information           Financial Highlights

PART B
------

Item No.  Registration Statement Caption             Caption in Prospectus
--------  ------------------------------             ---------------------

10.       Cover Page and Table of Contents           Cover Page; Table of
                                                     Contents

11.       Fund History                               The Trust

12.       Description of the Fund and                Definitions, Policies and
          Its Investment and Risks                   Risk Considerations;
                                                     Quality Ratings of
                                                     Corporate Bonds and
                                                     Preferred Stocks;
                                                     Investment Restrictions;
                                                     Securities Transactions;
                                                     Portfolio Turnover

13.       Management of the Fund                     Trustees and Officers

14.       Control Persons and Principal              Principal Security
          Holders of Securities                      Holders

15.       Investment Advisory and Other              Investment Advisory and
          Services                                   Other Services;
                                                     Securities Transactions;
                                                     Custodian; Legal Counsel
                                                     and Auditors; Countrywide
                                                     Fund Services, Inc.

16.       Brokerage Allocation and Other             Securities Transactions
          Practices

17.       Capital Stock and Other Securities         The Trust; Trustees and
                                                     Officers

18.       Purchase, Redemption and Pricing           Purchase, Redemption and
          of Shares                                  and Pricing of Shares

19.       Taxation of the Fund                       Taxes

20.       Underwriters                               The Underwriter

21.       Calculation of Performance Data            Historical Performance
                                                     Information

22.       Financial Statements                       Annual Report


PART C
------

The information to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                                                     PROSPECTUS
                                                                     May 1, 1999


                                 FIRSTHAND FUNDS
                        101 PARK CENTER PLAZA, SUITE 1300
                           SAN JOSE, CALIFORNIA 95113
                                www.techfunds.com

                            THE TECHNOLOGY VALUE FUND
                          THE MEDICAL SPECIALISTS FUND
                           THE TECHNOLOGY LEADERS FUND
                         THE TECHNOLOGY INNOVATORS FUND
                                  NO-LOAD FUNDS


     Firsthand Funds (the "Trust") currently offers four series of shares to investors, The Technology Value Fund, The Medical Specialists Fund, The Technology Leaders Fund, and The Technology Innovators Fund (individually, a "Fund," and collectively, the "Funds"). Each Fund is non-diversified and has as its investment objective long-term growth of capital. Although certain of the Funds' investments may produce dividends, interest or other income, current income is not a consideration in selecting a Fund's investments.

     The initial minimum investment in each Fund is $10,000 unless the investment is made by a Firsthand Funds Individual Retirement Account ("IRA"), in which case the minimum initial investment is $2,000. IRA accounts which are not Firsthand Funds IRAs are subject to the $10,000 minimum. Lower minimums are available to investors purchasing shares of the Funds through certain brokerage firms. Please see "How to Purchase Shares" in this Prospectus for additional information.

     Interactive Research Advisers, Inc. (the "Investment Adviser") manages the Funds' investments. The Investment Adviser intends to focus its research on the objective of long-term growth.

     This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records. Although these securities have been registered with the Securities and Exchange Commission, the Commission has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this Prospectus. Anyone who informs you otherwise is committing a criminal offense.


--------------------------------------------------------------------------------
FOR INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:
Nationwide (Toll-Free):1.888.884.2675
--------------------------------------------------------------------------------

FIRSTHAND FUNDS
101 Park Center Plaza
Suite 1300
San Jose, CA 95113

BOARD OF TRUSTEES
Kevin M. Landis, Chairman
Kendrick W. Kam
Michael T. Lynch
Mark K. Taguchi

OFFICERS
Kevin M. Landis, President
Kendrick W. Kam, Secretary
Yakoub Bellawala, Treasurer

INVESTMENT ADVISER
Interactive Research Advisers, Inc.
101 Park Center Plaza, Suite 1300
San Jose, CA 95113

UNDERWRITER
CW Fund Distributors, Inc.
312 Walnut Street
Cincinnati, Ohio 45202

TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201
(Toll-free) 1.888.884.2675


TABLE OF CONTENTS
-----------------
Risk/Return Summary.........................................................
Expense Information. . . ...................................................
Additional Investment Strategies
   and Risk Considerations..................................................
Operation of the Funds......................................................
How to Purchase Shares......................................................
How to Redeem Shares........................................................
Shareholder Services........................................................
Exchange Privilege..........................................................
Dividends and Distributions.................................................
Taxes.......................................................................
Calculation of Share Price..................................................
Financial Highlights........................................................

                               RISK/RETURN SUMMARY

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

     Each Fund's investment objective is long-term growth of capital.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

     THE TECHNOLOGY VALUE FUND seeks to achieve its objective by investing primarily in securities of companies in the electronic technology and medical technology fields which the Investment Adviser considers to be undervalued and have potential for capital appreciation.

     THE MEDICAL SPECIALISTS FUND seeks to achieve its objective by investing primarily in securities of companies in the health and biotechnology fields which the Investment Adviser considers to have a strong earnings growth outlook and potential for capital appreciation. The health and biotechnology fields include the cardiovascular medical device, minimally invasive surgical tool, pharmaceutical, biotechnology, managed care provider and generic drug segments of the technology industry.

     THE TECHNOLOGY LEADERS FUND seeks to achieve its objective by investing primarily in securities of companies in the high technology field which the Investment Adviser considers to have the strongest competitive position. In assessing the strength of a company's competitive position, the Investment Adviser may consider such factors as technology leadership, market share, patents and other intellectual property, strength of management, marketing prowess and product development capabilities. The high technology field includes the semiconductor, computer, computer peripheral, software, telecommunication and mass storage device segments of the technology industry.

     THE TECHNOLOGY INNOVATORS FUND seeks to achieve its objective by investing primarily in securities of companies in the high technology field which the Investment Adviser considers to be best positioned to introduce successful new products. In assessing a company's capacity for innovation, the Investment Adviser may consider a number of factors, including technical vision, marketing acumen, proprietary technological advantages and a demonstrated ability to bring products to market quickly. The high technology field includes the semiconductor, computer, computer peripheral, software, telecommunication and mass storage device segments of the technology industry.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

     The return on and value of an investment in the Funds will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Investment Adviser. As a result, there is a risk that you could lose money by investing in the Funds.

     The Funds will be subject to greater risk because of their concentration of investments in the technology industry and within certain segments of the technology industry. Although the Investment Adviser currently believes that investments by the Funds in the technology industry may offer greater opportunity for growth of capital than investments in other industries, the value of such investments can and often do fluctuate dramatically and may expose you to greater than average financial and market risk.

     Each Fund may also invest a portion of its assets in securities that entail certain risks, such as foreign securities securities of unseasoned issuers. Please see "Additional Investment Strategies and Risk Considerations" in this Prospectus for additional information.

PERFORMANCE SUMMARY

     The bar charts and performance tables shown below provide an indication of the risks of investing in the Funds by showing the changes in the performance of the Funds from year to year since the Funds' inception and by showing how the average annual returns of the Funds compare to those of broad-based securities market indices. No performance information is presented for The Technology Innovators Fund, as that Fund has less than one full year of operating history as of the date of this Prospectus. How the Funds have performed in the past is not necessarily an indication of how the Funds will perform in the future.

THE TECHNOLOGY VALUE FUND

23.71%             6.46%             60.55%           61.17%

                         [bar charts]

1998               1997              1996             1995

During the period shown in the bar chart, the highest return for a quarter was 60.64% during the quarter ended December 31, 1998 and the lowest return for a quarter was -29.68% during the quarter ended September 30, 1998.

THE TECHNOLOGY LEADERS FUND

78.15%

[bar charts]

1998

During the period shown in the bar chart, the highest return for a quarter was 58.90% during the quarter ended December 31, 1998 and the lowest return for a quarter was -12.62% during the quarter ended September 30, 1998.

THE MEDICAL SPECIALISTS FUND

-4.55%

[bar charts]

1998

During the period shown in the bar chart, the highest return for a quarter was 31.97% during the quarter ended December 31, 1998 and the lowest return for a quarter was -19.74% during the quarter ended June 30, 1998.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 1998

                                              One Year          Since Inception*
                                              --------          ----------------
The Technology Value Fund                      23.71%                37.24%
Dow Jones Industrial Average(1)                18.13%                27.28%
Standard & Poor's 500 Index(2)                 28.58%                30.42%
NASDAQ Composite Index(3)                      39.63%                31.78%

The Technology Leaders Fund                    78.15%                73.54%
Dow Jones Industrial Average(1)                18.13%                15.21%
Standard & Poor's 500 Index(2)                 28.58%                26.22%
NASDAQ Composite Index(3)                      39.63%                33.05%

The Medical Specialists Fund                   -4.55%                -3.21%
Dow Jones Industrial Average(1)                18.13%                15.21%
Standard & Poor's 500 Index(2)                 28.58%                26.22%
NASDAQ Composite Index(3)                      39.63%                33.05%

* The public offering of shares of The Technology Value Fund commenced on December 15, 1994 and the public offering of shares of The Technology Leaders Fund and The Medical Specialists Fund commenced on December 10, 1997.

(1) The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange.

(2) The Standard & Poor's 500 Index is a widely recognized, unmanaged index of common stock prices.
(3) The NASDAQ Composite Index is an unmanaged index which averages the trading prices of more than 3,000 domestic over-the-counter companies.


                               EXPENSE INFORMATION


     THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.


SHAREHOLDER FEES (fees paid directly from your investment):

                                                              The Medical                            The Technology
                                     The Technology           Specialists        The Technology        Innovators
                                       Value Fund                Fund             Leaders Fund            Fund
                                       ----------                ----             ------------            ----
Sales load
imposed on purchases                       None                  None                  None                None

Sales load
imposed on reinvested dividends            None                  None                  None                None

Deferred sales load                        None                  None                  None                None


Exchange fee                               None                  None                  None                None


Redemption fee                             None*                 None*                 None*               None*

* A wire transfer fee is charged by the Funds' Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $9. See "How to Redeem Shares."


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):
  Management Fees                                 1.50%                 1.50%                 1.50%              1.50%
  Distribution (12b-1) Fees                       None                  None                  None               None
  Other Expenses                                   .45%                  .45%                  .45%               .45%
                                                  -----                 -----                 -----              -----
  Total Annual Fund Operating Expenses(A)         1.95%                 1.95%                 1.95%              1.95%
                                                  =====                 =====                 =====              =====


(A) The Advisory Agreement limits each Fund's total annual operating expenses to 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

EXAMPLE:


     This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                 The Medical                   The Technology
                                The Technology   Specialists  The Technology     Innovators
                                  Value Fund         Fund      Leaders Fund         Fund

1  Year ....................        $  198          $  198       $  198             $ 198
3  Years....................           612             612          612               612
5  Years....................         1,052           1,052        1,052
10 Years....................         2,275           2,275        2,275

                        ADDITIONAL INVESTMENT STRATEGIES
                             AND RISK CONSIDERATIONS

INVESTMENT TECHNIQUES AND STRATEGIES


     The equity securities in which the Funds may invest include common stock, convertible long-term corporate debt obligations, preferred stock, convertible preferred stock and warrants. The securities selected will typically be traded on a national securities exchange, the NASDAQ System or over-the-counter, and may include securities of both large, well-known companies as well as smaller, less well-known companies, including foreign securities listed on a foreign securities exchange or traded in the United States. Although certain of the Funds' investments may produce dividends, interest or other income, current income is not a consideration in selecting a Fund's investments.

     The Investment Adviser's analysis of a potential investment will focus on valuing an enterprise and purchasing securities of the enterprise when the Investment Adviser believes that value exceeds the market price. The Investment Adviser intends to focus on the fundamental worth of the companies under consideration, where fundamental worth is defined as the value of the basic businesses of the firm, including products, technologies, customer relationships and other sustainable competitive advantages. For purposes of the Investment Adviser's analysis, fundamental worth is a reflection of the value of an enterprise's assets and its earning power, and will be determined by use of price-earnings ratios and comparison with sales of comparable assets to independent third party buyers in arms' length transactions. Balance sheet strength, the ability to generate earnings and a strong competitive position are the major factors the Investment Adviser will use in appraising an investment. Applicable price-earnings ratios depend on the earnings potential of an enterprise as determined by the Investment Adviser. For example, an enterprise that is a relatively high growth company would normally command a higher price-earnings ratio than lower growth companies because expected future profits would be higher.


     Each Fund may purchase shares in an initial public offering (IPOs). Due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, most of the shares are purchased by The Technology Innovators Fund and The Medical Specialists Fund. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time.

RISK CONSIDERATIONS


     EQUITY SECURITIES. Each Fund invests primarily in equity securities, which by definition entail risk of loss of capital. Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions and other factors beyond the control of the Investment Adviser. Securities in a Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly. Each Fund may invest up to 15% of its net assets in illiquid securities.



     SMALL CAPITALIZATION COMPANIES. Each Fund may, from time to time, invest a substantial portion of its assets in small capitalization companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

     FOREIGN SECURITIES. Each Fund may purchase foreign securities that are listed on a foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States on over-the-counter markets. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investment may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income.

     TEMPORARY DEFENSIVE MEASURES. For defensive purposes, each Fund may temporarily hold all or a portion of its assets in money market instruments. Such action may help a Fund minimize or avoid losses during adverse market, economic or political conditions. During such a period, a Fund may not achieve its investment objective. For example, should the market advance during this period, a Fund may not participate as much as it would have if it had been more fully invested.


     CONCENTRATION OF INVESTMENTS IN THE TECHNOLOGY AND MEDICAL INDUSTRIES. The Technology Value Fund will invest primarily in a combination of companies within the electronic and medical technology segments, while The Medical Specialists Fund will invest primarily in companies within the health and biotechnology segments and each of The Technology Leaders Fund and The Technology Innovators Fund will invest primarily in companies within the high technology segment. The Funds will be subject to greater risk because of their concentration of investments in a single industry and within certain segments of the industry. For example, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments. Investments in the high technology segment include the risk that certain high technology products and services are subject to competitive pressures and aggressive pricing. Investments in companies that offer new products in the high technology segment, such as investments in that area by The Technology Innovators Fund, include the risk that the new products will not meet expectations or even reach the marketplace. Additionally, health, biotechnology and high technology segment products and services are subject to risk of rapid obsolescence caused by scientific developments and technological advances. Also, the technology and medical industries are generally more susceptible to effects caused by changes in the economic climate, broad market swings, moves in a dominant industry stock or regulatory changes.

     Although the Investment Adviser currently believes that investments by the Funds in certain health, biotechnology and technology companies may offer greater opportunities for growth of capital than investments in other industries, such investments may also expose investors to greater than average financial and market risk. Accordingly, an investment in one or more of the Funds does not constitute a balanced investment program.

     The Funds intend to invest primarily in the following industry segments:

     High Technology                      Health and Biotechnology
     ---------------                      ------------------------
     o    Semiconductor                   o    Cardiovascular Medical Device
     o    Computer                        o    Minimally Invasive Surgical Tool
     o    Computer Peripheral             o    Pharmaceutical
     o    Software                        o    Biotechnology
     o    Telecommunication               o    Managed Care Provider
     o    Mass Storage Device             o    Generic Drug


     YEAR 2000 PROBLEM. The Funds and their service providers depend upon the smooth functioning of their computer systems. Unfortunately, because of the way dates are encoded and calculated, many computer systems in use today cannot recognize the year 2000, but revert to 1900 or another incorrect date. Computer failures due to the year 2000 problem could negatively impact the handling of securities trades and pricing and account services.

     The Funds' software vendors and service providers have assured the Funds that their systems will be adapted in sufficient time to avoid serious problems. There can be no guarantee, however, that all of their computer systems will be adapted in time. The Funds do not expect year 2000 conversion costs to be substantial for the Funds because those costs are borne by the Funds' vendors and service providers and not directly by the Funds.

     Brokers and other intermediaries that hold shareholder accounts may still experience incompatibility problems. It is also important to keep in mind that year 2000 issues may negatively impact the companies in which the Funds invest and, by extension, the value of those companies' shares held by the Funds.


                             OPERATION OF THE FUNDS

     The Trust retains Interactive Research Advisers, Inc. (the "Investment Adviser"), 101 Park Center Plaza, Suite 1300, San Jose, California 95113, to manage the investments of each Fund. The Investment Adviser is controlled by Kendrick W. Kam and Kevin M. Landis, who also serve as Trustees of the Trust. Mr. Kam and Mr. Landis have served as co-portfolio managers of The Technology Value Fund since the Fund's inception. Mr. Kam is the portfolio manager of The Medical Specialists Fund and Mr. Landis is the portfolio manager of The Technology Leaders Fund and The Technology Innovators Fund. Prior to his association with the Investment Adviser, Mr. Kam was co-founder and Vice President of Marketing and Finance for Novoste Corporation, a medical device company headquartered in Aguadilla, Puerto Rico. Prior to his association with the Investment Adviser, Mr. Landis served as New Products Marketing Manager for S-MOS Systems, Inc., a San Jose, California-based semiconductor firm.



     The Investment Adviser receives from each Fund a management fee at the annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Investment Adviser to waive its management fees and, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.



     The Trust has entered into a separate contract (the "Administration Agreement") with the Investment Adviser wherein the Investment Adviser is responsible for providing administrative and general supervisory services to the Funds. Under the Administration Agreement, the Investment Adviser oversees the maintenance of all books and records with respect to the Funds' securities transactions and the Funds' book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required to be maintained pursuant to the 1940 Act. The Investment Adviser is responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Investment Adviser has also assumed responsibility for payment of all of the Funds' operating expenses except for brokerage and commission expenses and any extraordinary and non-recurring expenses. For the services rendered by the Investment Adviser under the Administration Agreement, the Investment Adviser receives a fee from each Fund at the annual rate of .45% of its average daily net assets up to $200 million, .40% of such assets from $200 million to $500 million, .35% of such assets from $500 million to $1 billion, and .30% of such assets in excess of $1 billion.


     CW Fund Distributors, Inc. (the "Underwriter"), 312 Walnut Street, Cincinnati, Ohio 45202, serves as principal underwriter for the Funds and as such, is the exclusive agent for the distribution of shares of the Funds. The Underwriter is an indirect wholly-owned subsidiary of Countrywide Credit
Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.


                             HOW TO PURCHASE SHARES

     You may purchase shares directly through the Funds' Transfer Agent or through a brokerage firm or financial institution that has agreed to sell the Funds' shares. Your initial investment in the Funds ordinarily must be at least $10,000 per Fund (or $2,000 per Fund for Firsthand Funds IRAs). Lower minimums are available to investors purchasing shares of the Funds through certain brokerage firms. Shares of each Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust or an agent of the Trust. Purchase orders received by such agents prior to 4:00 p.m., eastern time, on any business day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of agents to transmit properly completed orders promptly. Agents may charge a fee (separately negotiated with their customers) for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., eastern time, are confirmed at that day's net asset value.


     You may open an account and make an initial investment in the Funds through selected brokerage firms or financial intermediaries or by sending a check and a completed account application form to Firsthand Funds, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to "Firsthand Funds." Third party checks will not be accepted. An account application is included with this Prospectus.


     The Transfer Agent (or your broker) mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust reserves the rights to limit the amount of investments and to refuse to sell to any person.

     The Funds' account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

     If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

     Provided the Trust has received a completed account application form, you may also purchase shares of the Funds by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 1.888.884.2675) for instructions. You should be prepared to give the name of the Fund in which you wish to purchase shares, the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money. Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the

Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you must mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

     You may purchase and add shares to your account ($50 minimum) by mail or by bank wire. Checks should be sent to Firsthand Funds, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to "Firsthand Funds." Bank wires should be sent as outlined above. Each additional purchase request must contain the account name and number to permit proper crediting.

                              HOW TO REDEEM SHARES


     You may redeem shares of each Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. You may also redeem shares through a broker or financial intermediary through whom you own shares. When requesting a direct redemption through the Transfer Agent, the request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of shares being redeemed.


     Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States. If your instructions request a redemption by wire, you will be charged a $9 processing fee by the Fund's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

     You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Funds) of your redemption request in the form described above. Payment is normally made within three business days after tender in such form, provided that payment for redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.


     You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Trust at a Fund's net asset value next determined after your order is received by such organization in proper form before 4:00 p.m., eastern time, or such earlier time as may be required by such organization. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.


     The Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of the redemption proceeds by wire. The affected shareholders will bear the risk of any such loss.

     At the discretion of the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account, other than an IRA account, if at any time the value of your shares is less than $10,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given sixty days to increase the value of your account to the minimum amount.


     The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Trust may make payment for shares redeemed in portfolio securities of the Funds taken at current value.

                              SHAREHOLDER SERVICES

     Contact the Transfer Agent (nationwide call toll-free 1.888.884.2675) for additional information about the shareholder services described below.

Tax-Deferred Retirement Plans
-----------------------------

     Shares of each Fund are available for purchase in connection with the following tax-deferred retirement plans:

     --   Keogh Plans for self-employed individuals

     -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs

     -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

     -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code (the "Code")

Direct Deposit Plans
--------------------

     Shares of each Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or Social Security checks transferred automatically to purchase shares of the Funds.

Automatic Investment Plan
-------------------------

     By completing the Automatic Investment Plan section of the account application, you may make automatic monthly investments in each Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

                               EXCHANGE PRIVILEGE

     Shares of the Funds may be exchanged for each other at net asset value. Shares of any Fund may also be exchanged at net asset value for shares of the Short Term Government Income Fund (a series of Countrywide Investment Trust), which invests in short-term U.S. Government obligations backed by the "full faith and credit" of the United States and seeks high current income, consistent with protection of capital. Shares of the Short Term Government Income Fund acquired via exchange may be reexchanged for shares of any Fund at net asset value.


     You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent. Your request is subject to the Fund's cut-off times.


     The telephone exchange privilege is automatically available to all shareholders. Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.


     Exchanges may only be made for shares of Funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. Before making an exchange for shares of the Short Term Government Income Fund, contact the Transfer Agent to obtain a current prospectus and more information about exchanges among the Funds.

                           DIVIDENDS AND DISTRIBUTIONS


     Each Fund expects to distribute substantially all of its net investment income and net realized gains, if any, at least annually. Dividends and distributions are automatically reinvested in additional shares of the Funds (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting the Transfer Agent. All distributions will be based on the net asset value in effect on the payable date.


     If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

                                      TAXES



     Each Fund has qualified in all prior years and intends to qualify and to be treated as a "regulated investment company" under Subchapter M of the Code by annually distributing substantially all of its net investment company taxable income, net tax-exempt income and net capital gains in dividends to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, a Fund will not be subject to federal income tax or excise tax on that part of its investment company taxable income and net realized short-term and long-term capital gains which it distributes to its shareholders in accordance with the Code's timing requirements.

     Dividends and distributions paid to shareholders (whether received in cash or reinvested in additional shares) are generally subject to federal income tax and may be subject to state and local income tax. Dividends from net investment income and distributions from any excess of net realized short-term capital gains over net realized capital losses are taxable to shareholders (other than tax-exempt entities that have not borrowed to purchase or carry their shares of the Funds) as ordinary income.


     Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by a Fund to its shareholders are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets.

     Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss. An exchange of a Fund's shares for shares of another Fund will be treated as a sale of such shares and any gain on the transaction may be subject to federal income tax.

     The Trust will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. The Funds' distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.


                           CALCULATION OF SHARE PRICE

     On each day that the Trust is open for business, the share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., eastern time). The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is placed.


     Portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

                              FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand the Funds' financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the Statement of Additional Information, which is available upon request.

                             TECHNOLOGY VALUE FUND

                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
======================================================================================================================
                                                        Year          Year          Year          Year        Period
                                                       Ended         Ended         Ended         Ended         Ended
                                                      12/31/98      12/31/97      12/31/96      12/31/95     12/31/94(A)
======================================================================================================================
Net asset value at beginning of period                $  26.06      $  26.66      $  18.44      $  11.70      $  10.00
                                                      ----------------------------------------------------------------
Income from investment operations:
  Net investment loss                                    (0.59)        (0.26)        (0.08)        (0.14)        (0.03)
  Net realized and unrealized gains on investments        6.77          1.90         11.20          7.28          2.56
                                                      ----------------------------------------------------------------
Total from investment operations                          6.18          1.64         11.12          7.14          2.53
                                                      ----------------------------------------------------------------
Less distributions:
  Distributions from net realized gains                     --         (1.80)        (2.90)        (0.40)        (0.83)
  Distributions in excess of net realized gains             --         (0.44)           --            --            --
                                                      ----------------------------------------------------------------
Total distributions                                         --         (2.24)        (2.90)        (0.40)        (0.83)
                                                      ----------------------------------------------------------------
Net asset value at end of period                      $  32.24      $  26.06      $  26.66      $  18.44      $  11.70
                                                      ================================================================
Total return                                             23.71%         6.46%        60.55%        61.17%        25.30%(B)
                                                      ================================================================
Net assets at end of period (millions)                $  178.1      $  194.4      $   35.1      $    2.7      $    0.2
                                                      ================================================================

Ratio of expenses to average net assets                   1.95%         1.93%         1.81%         1.98%         1.96%(C)

Ratio of net investment loss to average net assets       (1.80%)       (1.43%)       (0.55%)       (1.45%)       (1.29%)(C)

Portfolio turnover rate                                    126%          101%           43%           45%           56%

(A) Represents the period from the commencement of operations (May 20, 1994) through December 31, 1994.
(B)  Not annualized.
(C)  Annualized.

                            TECHNOLOGY LEADERS FUND

      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=======================================================================================
                                                                  Year        Period
                                                                 Ended         Ended
                                                               12/31/98     12/31/97(A)
=======================================================================================
Net asset value at beginning of period                         $  10.07      $  10.00
                                                               ----------------------
Income from investment operations:
  Net investment income (loss)                                    (0.09)         0.01
  Net realized and unrealized gains on investments                 7.96          0.06
                                                               ----------------------
Total from investment operations                                   7.87          0.07
                                                               ----------------------
Less distributions:
  Dividends from net investment income                               --            --
  Distributions from net realized gains                              --            --
                                                               ----------------------
Total distributions                                                  --            --
                                                               ----------------------
Net asset value at end of period                               $  17.94      $  10.07
                                                               ======================
Total return                                                      78.15%         0.70%(B)
                                                               ======================
Net assets at end of period (millions)                         $   42.8      $    3.6
                                                               ======================

Ratio of expenses to average net assets                            1.94%         1.80%(C)

Ratio of net investment income (loss) to average net assets       (1.03%)        1.77%(C)

Portfolio turnover rate                                             105%            0%

(A) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997.
(B)  Not annualized.
(C)  Annualized.

                            MEDICAL SPECIALISTS FUND

    Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
=====================================================================================
                                                                 Year        Period
                                                                Ended         Ended
                                                               12/31/98    12/31/97(A)
=====================================================================================
Net asset value at beginning of period                         $  10.12      $  10.00
                                                               ----------------------
Income from investment operations:
  Net investment income (loss)                                    (0.10)         0.01
  Net realized and unrealized gains (losses)
    on investments                                                (0.36)         0.11
                                                               ----------------------
Total from investment operations                                  (0.46)         0.12
                                                               ----------------------
Less distributions:
  Dividends from net investment income                               --            --
  Distributions from net realized gains                              --            --
                                                               ----------------------
Total distributions                                                  --            --
                                                               ----------------------
Net asset value at end of period                               $   9.66      $  10.12
                                                               ======================
Total return                                                      (4.55%)        1.20%(B)
                                                               ======================
Net assets at end of period (millions)                         $    4.5      $    2.4
                                                               ======================

Ratio of expenses to average net assets                            1.95%         1.81%(C)

Ratio of net investment income (loss) to average net assets       (1.33%)        1.75%(C)

Portfolio turnover rate                                             160%            0%

(A) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997.
(B)  Not annualized.
(C)  Annualized.

                           TECHNOLOGY INNOVATORS FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout the Period
================================================================================
                                                      Period
                                                       Ended
                                                    12/31/98(A)
================================================================================
Net asset value at beginning of period                $  10.00
                                                      --------
Income from investment operations:
  Net investment loss                                    (0.01)
  Net realized and unrealized gains on investments        6.02
                                                      --------
Total from investment operations                          6.01
                                                      --------
Less distributions:
  Dividends from net investment income                      --
  Distributions from net realized gains                     --
                                                      --------
Total distributions                                         --
                                                      --------
Net asset value at end of period                      $  16.01
                                                      ========
Total return                                             60.10%(B)
                                                      ========
Net assets at end of period (millions)                $    6.5
                                                      ========

Ratio of expenses to average net assets                   1.92%(C)

Ratio of net investment loss to average net assets       (0.59%)(C)

Portfolio turnover rate                                    188%

(A) Represents the period from the commencement of operations (May 20, 1998) through December 31, 1998.
(B)  Not annualized.
(C)  Annualized.

     Additional information about the Funds is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

     To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call 1.888.884.2675.

     Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Funds are available on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File No. 811-8268

                                 FIRSTHAND FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 1999

                            THE TECHNOLOGY VALUE FUND
                          THE MEDICAL SPECIALISTS FUND
                           THE TECHNOLOGY LEADERS FUND
                         THE TECHNOLOGY INNOVATORS FUND


This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of Firsthand Funds dated May 1, 1999. A copy of the Prospectus can be obtained by writing the Trust at 101 Park Center Plaza, Suite 1300, San Jose, California 95113, or by calling the Trust toll-free at 1.888.884.2675.

                                TABLE OF CONTENTS
                                -----------------

The Trust......................................................................2
Definitions, Policies and Risk Considerations..................................3
Quality Ratings of Corporate Bonds and
  Preferred Stocks............................................................13
Investment Restrictions.......................................................15
Trustees and Officers  .......................................................17
Investment Advisory and Other Services........................................18
The Underwriter...............................................................20
Securities Transactions.......................................................20
Portfolio Turnover............................................................22
Purchase, Redemption and Pricing of Shares....................................22
Taxes.........................................................................24
Historical Performance Information............................................27
Principal Security Holders....................................................30
Custodian.....................................................................32
Legal Counsel and Auditors....................................................32
Countrywide Fund Services, Inc................................................32
Annual Report.................................................................33

                                    THE TRUST
                                    ---------


     Firsthand Funds (the "Trust"), an open-end management investment company, was organized as a Delaware business trust on November 11, 1993. The Trust currently offers four series of shares to investors, The Technology Value Fund, The Medical Specialists Fund, The Technology Leaders Fund, and The Technology Innovators Fund (referred individually as a "Fund" and collectively as the "Funds"). Each Fund is a non-diversified series and has its own investment objective and policies. Prior to May 1, 1998, the name of the Trust was Interactive Investments.

     Shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by Fund except in matters where a separate vote is required by the Investment Company Act of 1940 (the "1940 Act") or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.


     Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interests in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

                  DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
                  ---------------------------------------------

     A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objectives, Investment Strategies and Risk Considerations") appears below:

     MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) two-thirds or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).


     DEBT SECURITIES. Each Fund may invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities or state or municipal government agencies that in the opinion of the Investment Adviser offer long-term capital appreciation possibilities because of the timing of such investments. Each Fund intends that no more than 35% of its total assets will be comprised of such debt securities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if a Fund invests in the debt obligations described above, such investments will generally be made when the Investment Adviser expects that prevailing interest rates will be falling, and will generally be sold when the Investment Adviser expects interest rates to rise.

     Each Fund's investments in this area will consist solely of investment grade securities (rated BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc., or unrated securities determined by the Investment Adviser to be of comparable quality). While securities in these categories are generally accepted as being of investment grade, securities rated BBB or Baa have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. In the event a security's rating is reduced below a Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Investment Adviser's assessment of the most opportune time for sale.

     COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's policy with respect to illiquid investments unless, in the judgment of the Investment Adviser, such note is liquid.

     The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer's parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Issuers of commercial paper rated A (highest quality) by Standard & Poor's have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

     BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

     Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to a Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Investment Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

     MONEY MARKET FUNDS. Each Fund may under certain circumstances invest a portion of its assets in money market investment companies. The 1940 Act prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies in the aggregate, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. Investment in a money market investment company involves payment of such company's pro rata share of advisory and administrative fees charged by such company, in addition to those paid by the Funds.

     WARRANTS. Each Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of a Fund's net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

     FOREIGN SECURITIES. Subject to each Fund's investment policies and quality standards, the Funds may invest in the securities of foreign issuers. Because the Funds may invest in foreign securities, an investment in the Funds involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.

     NON-DIVERSIFICATION OF INVESTMENTS. Each Fund is operated as a "non-diversified" portfolio. As non-diversified investment companies, the Funds may be subject to greater risks than diversified companies because of the possible fluctuation in the values of securities of fewer issuers. However, at the close of each fiscal quarter at least 50% of the value of each Fund's total assets will be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than U.S. Government securities and securities of other regulated investment companies) of any one or more issuers which meet the following limitations: (a) the Fund will not invest more than 5% of its total assets in the securities of any such issuer and (b) the entire amount of the securities of such issuer owned by the Fund will not represent more than 10% of the outstanding voting securities of such issuer. Additionally, not more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer.

     WRITING COVERED CALL OPTIONS (THE MEDICAL SPECIALISTS FUND, THE TECHNOLOGY LEADERS FUND, AND THE TECHNOLOGY INNOVATORS FUND ONLY). The Medical Specialists Fund, The Technology Leaders Fund, and The Technology Innovators Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security that those Funds have considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

     The writing of covered call options is a conservative investment technique which the Investment Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

     WRITING COVERED PUT OPTIONS (THE MEDICAL SPECIALISTS FUND, THE TECHNOLOGY LEADERS FUND, AND THE TECHNOLOGY INNOVATORS FUND ONLY). The Medical Specialists Fund, The Technology Leaders Fund, and The Technology Innovators Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if they are considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

     The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

     OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Funds may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Investment Adviser's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Investment Adviser's ability to select the proper time, type and duration of the options.

     By writing options, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security or stock index above the exercise price except insofar as the premium represents such a profit. Each Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security or stock index. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value. The Funds may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security or stock index increased by an amount greater than the premium paid. A Fund would realize a loss if the price of the security or stock index decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund. When writing put options a Fund will be required to segregate cash and/or liquid securities to meet its obligations. When writing call options a Fund will be required to own the underlying financial instrument or segregate with its Custodian cash and/or liquid securities to meet its obligations under written calls. By so doing, a Fund's ability to meet current obligations, to honor redemptions or to achieve its investment objective may be impaired. The staff of the Securities and Exchange Commission has taken the position that over-the-counter options and the assets used as "cover" for over-the-counter options are illiquid securities.

     The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. A Fund's ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Funds generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by a Fund expires unexercised, the Fund will lose the premium it paid. In addition, a Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When a Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

     It is the present intention of the Adviser not to commit greater than 30% of a Fund's net assets to option strategies.

     BORROWING. Each Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, each Fund will limit its borrowings as described above. Each Fund may pledge its assets in connection with borrowings. While a Fund's borrowings exceed 5% of its total assets, it will not purchase additional portfolio securities.

     The use of borrowing by the Funds involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with their lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

     LOANS OF PORTFOLIO SECURITIES. Each Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or U.S. Government obligations, with the Funds' Custodian in an amount at least equal to the market value of the loaned securities. Each Fund will limit the amount of its loans of its portfolio securities to no more than 30% of its total assets.

     Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

     ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.



             QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS
             -------------------------------------------------------

     THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR CORPORATE BONDS IN WHICH THE FUNDS MAY INVEST ARE AS FOLLOWS:

     Moody's
     -------

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Standard & Poor's
     -----------------

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR PREFERRED STOCKS IN WHICH THE FUNDS MAY INVEST ARE AS FOLLOWS:

     Moody's
     -------

     aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

     aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

     a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

     baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

     Standard & Poor's
     -----------------

     AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

     AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

     A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

     BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

                             INVESTMENT RESTRICTIONS
                             -----------------------


     The Trust has adopted certain fundamental investment restrictions designed to reduce the risk of an investment in the Funds. These restrictions may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting securities of that Fund. Each Fund may not:


     1. Underwrite the securities of other issuers, except that the Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933.



     2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

     3. Purchase or sell commodities or commodity contracts, including futures contracts, except that The Medical Specialists Fund, The Technology Leaders Fund and The Technology Innovators Fund may purchase and sell futures contracts to the extent authorized by the Board of Trustees.

     4. Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of the Fund's total assets, and (ii) the entry into portfolio lending agreements (i.e., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets.



     5. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     6. Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase portfolio securities.

     7. Purchase or sell puts and calls on securities, except that The Medical Specialists Fund, The Technology Leaders Fund and The Technology Innovators Fund may purchase and sell puts and calls on stocks and stock indices.

     8.   Make short sales of securities.

     9. Participate on a joint or joint and several basis in any securities trading account.

     10. Purchase the securities of any other investment company except in compliance with the 1940 Act.

     With respect to the percentages adopted by the Trust as maximum limitations on a Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

                              TRUSTEES AND OFFICERS
                              ---------------------


     The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary and treasurer.
The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their compensation from the Trust for the fiscal year ended December 31, 1998.


NAME                    AGE      POSITION HELD          AGGREGATE COMPENSATION**
----                    ---      -------------          ------------------------
*Kevin M. Landis        38       Trustee/President              $      0
*Kendrick W. Kam        38       Trustee/Secretary                     0
 Michael T. Lynch       37       Trustee                           8,000
 Mark K. Taguchi        43       Trustee                           8,000
 Yakoub Bellawala       33       Treasurer                             0

* Kevin M. Landis and Kendrick W. Kam, as affiliated persons of Interactive Research Advisers, Inc., the Funds' investment adviser, are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
**   The Trust does not maintain pension or retirement plans.


     The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     KENDRICK W. KAM, 101 Park Center Plaza, Suite 1300, San Jose, California 95113, has been President of Interactive Research Advisers, Inc. since its founding in August 1993.

     KEVIN M. LANDIS, 101 Park Center Plaza, Suite 1300, San Jose, California 95113, has been Vice President and Secretary of Interactive Research Advisers, Inc. since its founding in August 1993.

     MICHAEL T. LYNCH, 2345 Clover Basin, Longmont, Colorado 80503, is currently a Product Manager for Iomega Corp. Mr. Lynch served as a Product Manager for Adaptec, Inc. during 1995. He served as Product Line Manager for Calera Recognition Systems, Inc., a manufacturer of Optical Character Recognition Software, from 1990 to 1995.

     MARK K. TAGUCHI, 526 Occidental Avenue, San Mateo, California 94402, is currently strategic relations manager for the WebFORCE group at Silicon Graphics, Inc. Mr. Taguchi is also a principal with Renaissance Management, a business development firm.

     YAKOUB BELLAWALA, 101 Park Center Plaza, Suite 1300, San Jose, California 95113, is Chief Operating Officer of Interactive Research Advisers, Inc. He was previously the Database Marketing Manager for Silicon Graphics, Inc. (1995-1996); the Director of Product Management and Product Marketing for Starbase Corporation (1994-1995); and a Senior Product Manager for Oracle Corporation (1989-1994).

                     INVESTMENT ADVISORY AND OTHER SERVICES
                     --------------------------------------

     Interactive Research Advisers, Inc. (the "Investment Adviser"), 101 Park Center Plaza, Suite 1300, San Jose, California 95113, is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Investment Adviser is controlled by Kendrick W. Kam and Kevin M. Landis.

     Under the terms of the Investment Advisory and Management Agreement (the "Advisory Agreement") between the Trust and the Investment Adviser, the Investment Adviser (i) manages the investment operations of each Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with each Fund's investment objective, (ii) provides all statistical, economic and financial information reasonably required by the Funds and reasonably available to the Investment Adviser, (iii) provides the Custodian of the Funds' securities on each business day with a list of trades for that day, and (iv) provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust.


     Pursuant to the Advisory Agreement, each Fund pays to the Investment Adviser, on a monthly basis, an advisory fee at an annual rate of 1.50% of its average daily net assets. The Advisory Agreement requires the Investment Adviser to waive its management fees and, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. For the fiscal years ended December 31, 1998, 1997 and 1996, The Technology Value Fund paid advisory fees of $2,734,532, $1,830,251 and $122,185, respectively. For the fiscal years ended December 31, 1998 and

1997, The Medical Specialists Fund paid advisory fees of $51,357 and $1,238, respectively. For the fiscal years ended December 31, 1998 and 1997, The Technology Leaders Fund paid advisory fees of $286,734 and $1,769, respectively. For the fiscal year ended December 31, 1998, The Technology Innovators Fund paid advisory fees of $14,782.


     By its terms, the Advisory Agreement remains in force from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

     The Board of Trustees of the Trust has approved an Administration Agreement with the Investment Adviser wherein the Investment Adviser is responsible for the provision of administrative and supervisory services to the Funds. The Investment Adviser, at its expense, shall supply the Trustees and the officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Investment Adviser. The Investment Adviser shall oversee the maintenance of all books and records with respect to the Funds' security transactions and the Funds' books of account in accordance with all applicable federal and state laws and regulations. The Investment Adviser will arrange for the preservation of the records required to be maintained by the 1940 Act.


     Pursuant to the Administration Agreement, each Fund will pay to the Investment Adviser, on a monthly basis, a fee equal to .45% per annum of its average daily net assets up to $200 million, .40% of such assets from $200 million to $500 million, .35% of such assets from $500 million to $1 billion, and .30% of such assets in excess of $1 billion. For the fiscal years ended December 31, 1998, 1997 and 1996, The Technology Value Fund paid administrative fees of $816,383, $778,503 and $101,257, respectively. For the fiscal years ended December 31, 1998 and 1997, The Medical Specialists Fund paid administrative fees of $15,407 and $371, respectively. For the fiscal years ended December 31, 1998 and 1997, The Technology Leaders Fund paid administrative fees of $86,020 and $531, respectively. For the fiscal year ended December 31, 1998, The Technology Innovators Fund paid administrative fees of $4,435.

     The Administration Agreement may be terminated by the Trust at any time, on 60 days' notice to the Investment Adviser, without penalty either (a) by vote of the Board of Trustees of the Trust, or (b) by vote of a majority of the outstanding voting securities of a Fund. It may be terminated at any time by the Investment Adviser on 60 days' written notice to the Trust.

                                 THE UNDERWRITER
                                 ---------------

     CW Fund Distributors, Inc. (the "Underwriter"), 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, serves as principal underwriter for the Trust pursuant to an Underwriting Agreement. Shares are sold on a continuous basis by the Underwriter. The Underwriter has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obliged to sell any particular amount of shares. The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect from year to year, subject to annual approval by (a) the Board of Trustees or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Underwriter by vote cast in person at a meeting called for the purpose of voting on such approval.

     The Underwriting Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on 60 days' written notice to the Underwriter, or by the Underwriter at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Underwriting Agreement will automatically terminate in the event of its assignment.

                             SECURITIES TRANSACTIONS
                             -----------------------

     The Investment Adviser furnishes advice and recommendations with respect to the Funds' portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used in each specific transaction. In executing the Funds' portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Funds, taking into account such factors as the overall net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction where a large block is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

     The Investment Adviser may direct the Funds' portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Investment Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Funds may be used in managing the Investment Adviser's other investment accounts.

     The Funds may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. The Funds may also purchase listed securities through the "third market" (i.e., otherwise than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Funds' own behalf, except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions may be available elsewhere. The Funds do not allocate brokerage business in return for sales of the Funds' shares.

     Neither the Investment Adviser nor any affiliated person thereof will participate in commissions paid by the Funds to brokers or dealers or will receive any reciprocal business, directly or indirectly, as a result of such commissions.


     The Technology Value Fund paid brokerage commissions of $110,003, $275,303 and $57,050 during the fiscal years ended December 31, 1998, 1997 and 1996, respectively. The Medical Specialists Fund paid brokerage commissions of $11,239 and $994 during the fiscal years ended December 31, 1998 and 1997, respectively. The Technology Leaders Fund paid brokerage commissions of $19,440 and $876 during the fiscal years ended December 31, 1998 and 1997, respectively. The Technology Innovators Fund paid brokerage commissions of $1,050 during the fiscal year ended December 31, 1998.


     The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these policies.

                               PORTFOLIO TURNOVER
                               ------------------

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

     Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31, 1998 and 1997, The Technology Value Fund's portfolio turnover rate was 126% and 101%, respectively. For the fiscal year ended December 31, 1998, the portfolio turnover rates of The Medical Specialists Fund and The Technology Leaders Fund were 160% and 105%, respectively.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES
                   ------------------------------------------

CALCULATION OF SHARE PRICE

     The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

     In valuing a Fund's assets for the purpose of determining net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. If no bid price is quoted on such exchange on such day, then the security is valued by such method as the Investment

Adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market are valued at the last sale price, if available, otherwise at the most recent bid price. If no bid price is quoted on such day, then the security is valued by such method as the Investment Adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. All other assets of the Funds, including restricted securities and securities that are not readily marketable, are valued in such manner as the Investment Adviser under the supervision of the Board of Trustees in good faith deems appropriate to reflect their fair value.

PURCHASE OF SHARES

     Orders for shares received by the Trust in proper form prior to the close of business on the New York Stock Exchange (the "Exchange") on each day during such periods that the Exchange is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the Exchange. Orders received in proper form after the close of the Exchange, or on a day it is not open for trading, are priced at the close of such Exchange on the next day on which it is open for trading at the next determined net asset value per share.

REDEMPTION OF SHARES

     The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven calendar days after a shareholder's redemption request made in accordance with the procedures set forth in the Prospectus, except for any period during which the Exchange is closed (other than customary weekend and holiday closing) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of security holders of the Funds.

     The Trust will redeem all or any portion of a shareholder's shares of the Funds when requested in accordance with the procedures set forth in the "How to Redeem Shares" section of the Prospectus.

REDEMPTION IN KIND

     Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Investment Adviser under supervision of the Board of Trustees and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust has filed an election with the Securities and Exchange Commission pursuant to which a Fund will effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of net assets, whichever is less, during any 90-day period. The Trust expects, however, that the amount of a redemption request would have to be significantly greater than $250,000 or 1% of net assets before a redemption wholly or partly in portfolio securities would be made.

                                      TAXES
                                      -----

     Each Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividend, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to their business of investing in such stock, securities or currencies;
(b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets are invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Funds control and which are engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

     As regulated investment companies, each Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (any long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers available from the eight prior years), if any, that it distributes to shareholders. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (with adjustment) for the calendar year and (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the 12 month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. In order to avoid application of the excise tax, each Fund intends to make distributions in accordance with these distribution requirements.

     In view of each Fund's investment policies, it is expected that dividends received from domestic and certain foreign corporations will be part of each Fund's gross income. Distributions by the Funds of such dividends to corporate shareholders may be eligible for the "70% dividends received" deduction, subject to the holding period and debt-financing limitations of the Code. However, the portion of each Fund's gross income attributable to dividends received from qualifying corporations is largely dependent on its investment activities for a particular year and therefore cannot be predicted with certainty. In addition, for purposes of the dividends received deduction available to corporations, a capital gain dividend received from a regulated investment company is not treated as a dividend. Corporate shareholders should be aware that availability of the dividends received deduction is subject to certain restrictions. For example, the deduction is not available if Fund shares are deemed to have been held for less than 46 days (within the 90-day period that begins 45 days before the ex-dividend date and ends 45 days after the ex-dividend date) and is reduced to the extent such shares are treated as debt-financed under the Code. Dividends, including the portions thereof qualifying for the dividends received deduction, are includable in the tax base on which the federal alternative minimum tax is computed. Dividends of sufficient aggregate amount received during a prescribed period of time and qualifying for the dividends received deduction may be treated as "extraordinary dividends" under the Code, resulting in a reduction in a corporate shareholder's federal tax basis in its Fund shares.

     Each Fund may invest as much as 15% of its net assets in securities of foreign companies and may therefore be liable for foreign withholding and other taxes, which will reduce the amount available for distribution to shareholders. Tax conventions between the United States and various other countries may reduce or eliminate such taxes. A foreign tax credit or deduction is generally allowed for foreign taxes paid or deemed to be paid. A regulated investment company may elect to have the foreign tax credit or deduction claimed by the shareholders rather than the company if certain requirements are met, including the requirement that more than 50% of the value of the company's total assets at the end of the taxable year consist of securities in foreign corporations. Because the Funds do not anticipate investment in securities of foreign corporations to this extent, the Funds will likely not be able to make this election and foreign tax credits will be allowed only to reduce a Fund's tax liability, if any.

     Under the Code, upon disposition of certain securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the securities and the date of disposition are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income.

     Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Funds, an investor should carefully consider the amount of dividends or capital gains distributions which are expected to be or have been announced.

     Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, redemption or repurchase of shares of the Funds that are held by the shareholder as capital assets. However, if a shareholder sells shares of the Funds which he has held for less than six months and on which he has received distributions of capital gains, any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. Any loss realized on the sale of shares of the Funds will be disallowed by the "wash sale" rules to the extent the shares sold are replaced (including through the receipt of additional shares through reinvested dividends) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.


     Provided that a Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year. Shareholders, however, may be liable for state and local income taxes on distributions from the Funds.

     The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Funds. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Funds. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state and local taxes to an investment in the Funds.

                       HISTORICAL PERFORMANCE INFORMATION
                       ----------------------------------

     A Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns.

     For the purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                                        n
                                  P(1+T)  = ERV
Where:
P =   a hypothetical initial payment of $1,000
T =   average annual total return
n =   number of years (1, 5, or 10)
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year period, at the end of such period (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of a Fund's existence or shorter periods dating from the commencement of the Fund's operations. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

     The foregoing information should be considered in light of a Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of a Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.


     The average annual total returns of the Funds for the periods ended December 31, 1998 are as follows:

Technology Value Fund:
         1-Year                                                        23.71%
         Since inception (May 20, 1994)                                36.93%
         Since SEC effective date (December 15, 1994)                  37.24%

Medical Specialists Fund:
         1-Year                                                        -4.55%
         Since inception (December 10, 1997)                           -3.21%

Technology Leaders Fund:
         1-Year                                                        78.15%
         Since inception (December 10, 1997)                           73.54%

     Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The Technology Value Fund's total returns as calculated in this manner for each of its past four fiscal years are as follows:

                    Period Ended
                    ------------
                    December 31, 1995               61.17%
                    December 31, 1996               60.55%
                    December 31, 1997                6.46%
                    December 31, 1998               23.71%

A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total return as described above.

     The performance quotations described above are based on historical earnings and are not intended to indicate future performance of the Funds.

     To help investors better evaluate how an investment in the Funds might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

     Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Funds may provide comparative performance information appearing in any appropriate category published by Lipper Analytical Services, Inc. In addition, the Funds may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The Russell 2000 Index, representing approximately 11% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market). The NASDAQ Composite Index is an unmanaged index which averages the trading prices of more than 3,000 domestic over-the-counter companies. The Value Line Composite Index is an unmanaged index comprised of approximately 1,700 stocks, the purpose of which is to portray the pattern of common stock price movement.

     In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.


                           PRINCIPAL SECURITY HOLDERS
                           --------------------------

     As of January 31, 1999, the following persons owned of record 5% or more of the shares of the Funds:

The Technology Value Fund:
--------------------------

Name                                         Shares                 % Ownership
----                                         ------                 -----------
Charles Schwab & Co.                     1,955,484.104                 37.93%
101 Montgomery Street
San Francisco, California 94104

Donaldson, Lufkin &                        636,224.317                 12.34%
  Jenrette Securities Corp.
P.O. Box 2052
Jersey City, New Jersey 07303

National Financial Services Corp.        1,050,930.939                 20.39%
One World Financial Center
200 Liberty Street, 5th Floor
New York, New York 10281

The Medical Specialists Fund:
-----------------------------

Name                                         Shares                 % Ownership
----                                         ------                 -----------
Charles Schwab & Co.                       132,879.395                 23.05%
101 Montgomery Street
San Francisco, California 94104

Donaldson, Lufkin &                        143,053.628                 24.81%
  Jenrette Securities Corp.
P.O. Box 2052
Jersey City, New Jersey 07303

National Financial Services Corp.          116,833.372                 20.27%
One World Financial Center
200 Liberty Street, 5th Floor
New York, New York 10281

The Technology Leaders Fund:
----------------------------

Name                                          Shares                % Ownership
----                                          ------                -----------
Charles Schwab & Co.                       780,387.085                 28.33%
101 Montgomery Street
San Francisco, California 94104

Donaldson, Lufkin &                        274,440.429                  9.96%
  Jenrette Securities Corp.
P.O. Box 2052
Jersey City, New Jersey 07303

National Financial Services Corp.        1,260,857.471                 45.78%
One World Financial Center
200 Liberty Street, 5th Floor
New York, New York 10281

The Technology Innovators Fund:
-------------------------------

Name                                           Shares               % Ownership
----                                           ------               -----------
Charles Schwab & Co.                        66,983.448                  8.61%
101 Montgomery Street
San Francisco, California 94104

Donaldson, Lufkin &                        176,957.907                 22.75%
  Jenrette Securities Corp.
P.O. Box 2052
Jersey City, New Jersey 07303

National Financial Services Corp.          439,514.168                 56.52%
One World Financial Center
200 Liberty Street, 5th Floor
New York, New York 10281

     Charles Schwab & Co., a corporation organized in California, may be deemed to control The Technology Value Fund and The Technology Leaders Fund. National Financial Services Corp., a corporation organized in New York, may be deemed to control The Technology Leaders Fund and The Technology Innovators Fund. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote.

     As of January 31, 1999, the Trustees and officers of the Trust owned of record or beneficially less than 1% of each Fund's outstanding shares.

                                    CUSTODIAN
                                    ---------

     Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, has been retained to act as Custodian for each Fund's investments. Star Bank, N.A. acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

                           LEGAL COUNSEL AND AUDITORS
                           --------------------------

     The law firm of Paul, Hastings, Janofsky & Walker LLP, 345 California Street, 29th Floor, San Francisco, California 94104, acts as legal counsel for the Trust and the Trust's independent Trustees.

     The firm of Tait, Weller & Baker, 8 Penn Center Plaza, Philadelphia, Pennsylvania 19103, has been selected as independent auditors for the Trust for the fiscal year ending December 31, 1999. Tait, Weller & Baker performs an annual audit of the Trust's financial statements and will advise the Trust as to certain accounting matters.

                         COUNTRYWIDE FUND SERVICES, INC.
                         -------------------------------

     Countrywide Fund Services, Inc. ("Countrywide"), 312 Walnut Street, Cincinnati, Ohio 45202, is retained by the Investment Adviser to maintain the records of each shareholder's account, process purchases and redemptions of the Funds' shares and act as dividend and distribution disbursing agent. Countrywide also provides administrative services to the Funds, calculates daily net asset value per share and maintains such books and records as are necessary to enable Countrywide to perform its duties. For the performance of these services, the Investment Adviser (not the Funds) pays Countrywide (1) a fee for administrative services at the annual rate of .1% of the average value of each Fund's daily net assets up to $100,000,000, .075% of such assets from $100,000,000 to
$200,000,000 and .05% of such assets in excess of $200,000,000; (2) a fee for transfer agency and shareholder services at the annual rate of $16 per shareholder account of the Funds; and (3) a monthly fee for accounting and pricing services which will vary according to each Fund's average net assets during such month. In addition, the Investment Adviser reimburses Countrywide for out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

     Countrywide is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Countrywide is an affiliate of the Underwriter by reason of common ownership.

                                  ANNUAL REPORT
                                  -------------

     The Funds' financial statements as of December 31, 1998 appear in the Trust's annual report which is attached to this Statement of Additional Information.

                                     [LOGO]

                                      1998
                          Annual Report to Shareholders

[GRAPHIC OMITTED]

DO YOU LIKE THESE REPORTS?
     YOU COULD BE GETTING MORE

Investors often ask if there is a way that they can get more information more frequently than quarterly in the Shareholder Reports. The answer is yes. There is much more information and insight available on a regular basis from Firsthand Funds via the Internet.

We make additional information available in two ways: our Firsthand Alert e-mail system, and our site on the World Wide Web. The table below illustrates the types of information and benefits available from each communication channel.

--------------------------------------------------------------------------------
                                    QUARTERLY REPORT    ALERT E-MAIL    WEB SITE

Breaking News                              O                  X             O
Monthly Market & News Updates              O                  X             O
Distribution Information                   Z                  X             X
Performance Updates                        Z                  X             X
Portfolio Manager Commentary               Z                  X             X
Performance Calculators                    O                  O             X
Portfolio Holdings                         Z                  O             X

O = Not available     Z = Offered periodically        X = Offered regularly
--------------------------------------------------------------------------------

FIRSTHAND ALERT E-MAIL

The Firsthand Alert e-mail program is a free service that provides market and news updates at least monthly (more often when hot news breaks). To subscribe to this service, simply send an e-mail with the phrase "subscribe alert" (without the quotes) in the text of the message (not the subject line) to: lists@firsthandfunds.com

FirsthandFunds.com Web Site

The Firsthand Funds web site contains the most comprehensive set of information available about Firsthand Funds. Just visit http://www.FirsthandFunds.com on the Internet.

And let us know if there's anything else you'd like to see on the Firsthand Funds web site or in the Alert e-mails. Your comments are welcome at:
Webmaster@FirsthandFunds.com

PERFORMANCE SUMMARY

(total returns as of 12/31/98)

                     Q4'98       1998       AVERAGE ANNUAL TOTAL RETURN SINCE:
                                            05/20/94*   12/15/94*   12/10/97**
--------------------------------------------------------------------------------
TVF                  60.64%      23.71%      36.93%       37.24%        n/a*
TLF                  58.90%      78.15%       n/a**        n/a**      73.54%
MSF                  31.97%      -4.55%       n/a**        n/a**      -3.21%
DJIA                 17.59%      18.13%      23.99%       27.28%      15.21%
S&P 500              21.30%      28.58%      26.59%       30.42%      26.22%
NASDAQ               29.45%      39.63%      27.39%       31.78%      33.05%
  Composite

                     Q4'98       1998         CUMULATIVE TOTAL RETURN SINCE:
                                                       05/20/98***
--------------------------------------------------------------------------------
TIF                  97.41%       n/a                    60.10%
DJIA                 17.59%       n/a                     2.53%
S&P 500              21.30%       n/a                    19.74%
NASDAQ               29.45%       n/a                    32.06%
  Composite

*TVF inception date is 05/20/94; TVF effectiveness date is 12/15/94.

**TLF/MSF inception date is 12/10/97.

***TIF inception date is 05/20/98.

Returns assume reinvestment of dividends and distributions. Past performance is not a guarantee of future results. Investment returns will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Each Fund concentrates its investments in the technology industry. The Funds are subject to greater risk because of their concentration of investments in a single industry and within certain segments of the industry. In addition, each Fund may, from time to time, invest a substantial portion of its assets in the securities of small capitalization companies. The securities of smaller companies often involve higher risks and may be subject to wider price fluctuations than securities of larger companies. There are certain risks associated with investments in the technology and medical industries, such as the risk that the product and services of companies in those industries are subject to rapid obsolescence caused by scientific developments and technological advances.

Please read the prospectus carefully before investing.

Firsthand

ELECTRONIC
     TECHNOLOGY SUMMARY

1998 was the year of the technology leaders and the Internet darlings. Funds that focused in either of these categories were rewarded with exceptional results, while the market was much less kind to most other technology funds. Our funds showed large swings in value during the year, but all finished on a very positive note. As the table at left shows, the Technology Leaders Fund (TLF) solidly outperformed the broad market indices for the year. The Technology Value Fund (TVF), without much contribution from technology leaders or Internet stocks, lagged the NASDAQ and S&P 500 indices.

The year started out on a relatively positive note, with the technology sector recovering from the setbacks posed by the Asian financial crisis of Q4'97. Semiconductor equipment suppliers were some of the biggest beneficiaries of the Q1 rally, having been severely beaten down in the prior quarter.

As we moved into Q2, the cold of the Asian financial crisis was once again in the air. While the "Blue Chip" technology leaders continued to drive the market indices in a positive direction, most other issues were negatively impacted by the initial flight to quality, even in the technology sector.

The second half of the year will surely be remembered as one of the most turbulent times in the history of the American markets. In Q3, a number of international events including the Russian currency devaluation, slipping economies in Brazil and Asia, and the unraveling of Long Term Capital Management, conspired to drive the U.S. stock market down as investors expected that the next domino to fall would be the U.S. economy. During that continued flight to quality, large sums of money flowed out of stocks (particularly tech stocks) and into "safer" bonds and money market issues. Technology stocks took a beating.

                                          1998 Annual Report to Shareholders | 3

After Q3's tremendous downdraft, the markets made a spectacular recovery in Q4 as investors were reassured by solid corporate earnings reports and new fiscal and monetary policy in the troubled economies of the world. As usual, technology stocks were at the tip of the whip in terms of their relation to market movements, with every movement (positive and negative) in the broad market being magnified in the tech sector. As the table on page 2 shows, each of our funds was up dramatically in Q4, handily beating the broad market indices.

The most talked about technology segment this year was certainly the Internet. The run-up in the stocks of many Internet content providers has been astounding. We continue to believe that the inflated valuations reflect much of the Internet's promise and very little fear. Our investment strategy for the Internet continues to be one of investing in companies providing the infrastructure to enable Internet traffic, which is far more predictable than who will be the leading on-line auctioneer, bookseller or portal.

The Technology Innovators Fund is our third fund to receive a ticker symbol:

--------------------------------------------------------------------------------
Technology  Value Fund             TVFQX
--------------------------------------------------------------------------------
Technology Leaders Fund            TLFQX
--------------------------------------------------------------------------------
Technology Innovators Fund         TIFQX
--------------------------------------------------------------------------------

The Medical Specialists Fund ($4.5 million in assets as of 12/31/98) will receive symbol as soon as its assets reach $10 million.

Firsthand

MEDICAL
     TECHNOLOGY SUMMARY

HEALTHCARE FUNDS LAGGED

Normally, when the Micropal Health Index rises 18.75% for the year, it reflects a good year for medical stocks. But not in 1998. When compared to the broader market indices such as the NASDAQ composite, up 39.63%, and the S&P 500, up 28.58%, it becomes clear that healthcare funds lagged the market this year.

                         MICROPAL       NASDAQ       S&P
                       HEALTH INDEX   COMPOSITE      500
--------------------------------------------------------------------------------
Q4`98                     18.46%        29.45%      21.30%
1998                      18.75%        39.63%      28.58%

SIZE MATTERED

Not all medical stocks were out of favor. Bigger was better in 1998. The healthcare segment of the Russell 1000 Index (large-cap stocks) rose 42.55% in 1998, versus just 3.26% for the healthcare segment of the Russell 2000 (small-cap stocks). Despite a rebound in Q4, small-cap stocks continue to sell at lower relative valuations than anytime during the last 20 years.

The disparity in performance between large and small-cap healthcare stocks largely explains the difference in the performance of the medical side of the Technology Value Fund (TVF) and the Medical Specialists Fund (MSF). MSF's emphasis on small-cap stocks was a significant drag on performance last year.

                         MICROPAL        TVF
                       HEALTH INDEX    MEDICAL*         MSF
--------------------------------------------------------------------------------
Q4`98                    18.46%         45.32%         31.97%
1998                     18.75%         22.48%         -4.55%

* TVF-Medical performance numbers are estimates based on the adviser's own portfolio attribution analysis.

                                          1998 Annual Report to Shareholders | 5

The medical portion of TVF outperformed the Micropal Health Index by a significant amount in the fourth quarter and a smaller amount for the full year. The Medical Specialists Fund also beat the Micropal Health Index in Q4, but underperformed for the full year.

FUNDAMENTALS STILL STRONG

Although small-cap medical stocks did poorly in 1998, the companies continued to perform well operationally. Many of the medical companies in our portfolios have seen their revenues grow by more than 50% in the last 12 months. Several achieved profitability for the first time. These stocks may be out of favor in the near term, but eventually the market will recognize and reward the progress these companies have made.

TECH VALUE:
     ACCORDING TO PLAN?

If everything always worked according to plan, every investment we make would double in two years producing a 41% annual return on investment. If you assume that the portfolios are always 95% invested (5% held in reserve to meet redemptions), then after all fees, the funds would return about 37% per year - if everything worked according to plan.

In the real world, we know we're not perfect, so delivering 37% annually is an unreasonable expectation. Yet since inception (for over four and a half years), TVF has had an average annual return of 36.93% - seemingly according to plan. However, these returns have been by no means con-stant - with 2-year returns varying from -25% to 225%. And while we have hit our plan over the life of the Fund, it is still unreasonable to expect it to continue.

Firsthand

Of course, everyone would much prefer a steady 37% per year return. As investors, we know that volatility can be troubling, causing upset stomach, loss of sleep, sometimes even loss of hair. But we also know that at the end of our investment horizon, what really matters is the total return on investment. We would much prefer an annual average return of 37% delivered however erratically, than a lower return delivered evenly.

When it's time to tap your investments, the total return will matter a lot. The annual volatility of those returns will matter very little.

The change in market sentiment between Q3 and Q4 demonstrates that a stock's price sometimes gets disconnected from the underlying company's prospects. Trying to produce a steady return every quarter means trying to anticipate the market's mood swings. We admit that we cannot do this.

Instead, we try to understand a company's prospects well enough to react decisively whenever the market undervalues a stock to such a degree that there is a decent chance of a double in two years. This investment style does not deliver steady returns every year. But, looking back, it is gratifying to see that it has worked fairly well for our long-term investors.

                                          1998 Annual Report to Shareholders | 7

[GRAPHIC OMITTED]

                             Technology Value Fund

                            Technology Leaders Fund

                           Technology Innovators Fund

                            Medical Specialists Fund


                                          1998 Annual Report to Shareholders | 9

TECHNOLOGY VALUE FUND
PERFORMANCE & PORTFOLIO DISCUSSION
--------------------------------------------------------------------------------

The Technology Value Fund ("TVF", ticker symbol TVFQX) posted a strong Q4 gain of 60.64%. Over the same period, the NASDAQ appreciated 29.45% and the S&P 500 grew 21.30%, while the Lipper Science and Technology Index gained 41.68%. On a full-year basis, the Fund underperformed both its peer group and the broad market indices, returning 23.71% for the year.

Nearly every sector held by the Fund showed strong growth this quarter with Semiconductors leading the way, returning over 90% for the quarter. Only two sectors, Communications Equipment and Health Services, posted negative returns.

The accompanying pie chart shows the Fund's holdings as of December 31. Semiconductors remained the Fund's largest sector weighting, representing 39.2% of the portfolio, down slightly from 42.1% at the end of Q3. Nearly all of our semiconductor holdings, including the Fund's largest holdings, PMC-Sierra
(PMCS), Applied Micro Circuits Corp. (AMCC) and Level One (LEVL), showed very strong growth in the quarter.

The Semiconductor Capital Equipment weighting fell from 5.1% to 3.3%. We lightened some of our positions in this sector in anticipation of a slower recovery period compared with those of our other holdings. FVC.COM (FVCX) remained our single Networking holding, accounting for 2.0% of the Fund's assets at quarter's end.

EDA holdings  decreased  from 8.4% to 4.2% as we trimmed our positions in Avant!
(AVNT) and Aspec (ASPCE). We also reduced our position in Adaptec (ADPT) during the

RELATIVE PERFORMANCE:
     TVF VS. MARKET INDICES

[GRAPHIC OMITTED]

               S&P 500        NASDAQ         DJIA           TVF
               -------        ------         ----           ---
5/20/94        $10,000        $10,000        $10,000        $10,000
12/31/98       $29,715        $30,589        $26,997        $42,702

Past performance is not a guarantee of future results.

Firsthand

--------------------------------------------------------------------------------
TVF HOLDINGS BY SECTOR*

Semiconductors                   39.2%
EDA                               4.2%
Semi Equip                        3.3%
Biotech                          14.5%
Other Electronics**              16.6%
Cash                              2.3%
Card Med Devices                 18.9%
Health Services                   1.0%

* Based on percentage of net assets as of December 31, 1998 (cash number net of payables and receivables)

** Consists of Communications Equipment (0.2%), Networking (2.0%), Periphals (2.4%) and Software (1.3%) in addition to Other Electronics (10.7%)

quarter. This sole Peripherals holding accounted for 2.4% of the Fund's assets.

We established a new position in i2 Technologies (ITWO) in Q4. This Enterprise Resource Planning vendor is our single Software holding and represented 1.3% of the portfolio. The weighting for the Communications Equipment sector fell from 1.5% to 0.2% as we reduced our position in PairGain (PAIR), the single holding in this segment.

The Fund established a position in Rockwell (ROK), a diversified supplier of semiconduc-tors and communications equipment, during the quarter. It has been included in Other Electronics, and represents 10.7% of assets.

The Cardiac Medical Devices weighting fell slightly from 19.7% to 18.9%. During the quarter, Medtronic (MDT) offered to acquire Arterial Vascular Engineering
(AVEI) for $54 per share, a 67% premium over the pre-announcement price.

The Fund's Biotech holdings shrank from 16.9% to 14.5% of assets. The Fund closed out its position in Affymetrix (AFFX) in the fourth quarter and added to its investment in Centocor (CNTO).

Health Services declined from 2.7% to 1.0% of the Fund. We sold our position in Mariner-Paragon (MPN). Medicare has reduced the price it will pay for skilled nursing home services to a level that will probably turn out to be unprofitable for most providers. At the same time, fear of lawsuits prevents the industry from cutting expenses enough to restore profitability at the new lower prices.

The Fund ended the quarter with a net cash position of 2.3%, up slightly from last quarter's 1.7%.

                                         1998 Annual Report to Shareholders | 11

TECHNOLOGY LEADERS FUND
PERFORMANCE & PORTFOLIO DISCUSSION
--------------------------------------------------------------------------------

The Technology Leaders Fund ("TLF", ticker symbol TLFQX) appreciated 58.90% in the fourth quarter, outperforming the broad market indices (see performance summary table on page 2) as well as the Lipper Science & Technology Index. This was by far the largest quarterly gain in TLF's short history. On a full-year basis, the Fund solidly beat the indices and outperformed nearly all other Science & Technology mutual funds, returning 78.15%. It also ranked in the top 20 of all mutual funds.

While TLF achieved positive returns in nearly all sectors in Q4, our investments in the Semiconductor Equipment sector performed the best, posting returns of 97.63%. The Semiconductor and Internet sectors also exhibited gains in excess of 80% for the quarter.

The accompanying pie chart shows the Fund's year-end holdings by sector. At 35.2%, the Semiconductor sector remains the Fund's largest weighting, although it has declined as we have increased the weightings of other sectors. Among our biggest positions are Level One (LEVL), PMC-Sierra (PMCS), Vitesse (VTSS), and Intel (INTC).

Semiconductor Capital Equipment investments declined from 6.8% to 5.9%. The business fundamentals in this sector have begun to stabilize and valuations are beginning to increase again.

The Fund's weighting in the Computers sector has increased from 8.4% to 10.8%. During the quarter, we established a position in Sun Microsystems (SUNW). Sun is a leading supplier

RELATIVE PERFORMANCE:
     TLF VS. MARKET INDICES

               S&P 500        NASDAQ         DJIA           TLF
               -------        ------         ----           ---
12/10/97       $10,000        $10,000        $10,000        $10,000
12/31/98       $12,800        $13,537        $11,619        $17,940

Past performance is not a guarantee of future results.

Firsthand

--------------------------------------------------------------------------------
TLF HOLDINGS BY SECTOR*

Semiconductors           35.2%
Computers                10.8%
Comm Equip                8.9%
Networking                8.7%
Internet                  3.7%
EDA                       4.2%
Other Electronics         9.6%
Semi Equip                5.9%
Software                 10.1%
Cash                      2.9%

* Based on percentage of net assets as of December 31, 1998 (cash number net of payables and receivables)

of engineering workstations and Internet servers. Our single networking stock, Cisco (CSCO), grew to 8.7% of assets as it continues to deliver outstanding results.

During the quarter, the Fund increased its position in America Online (AOL) and added Cadence Design Systems (CDN), represent-ing the only holdings in the Internet and EDA segments, respectively. Internet makes up 3.7% of holdings, while the EDA sector accounts for 4.2% of net assets. A position was also established in Rockwell (ROK), a leading communications equipment and semiconductor provider, which comprises the Other Electronics segment and 9.6% of the Fund.

Software investments declined slightly from 11.0% to 10.1% of assets during the quarter, as did the weighting for the Communications Equipment segment, shrinking from 11.3% to 8.9% of Fund assets. The Fund's net cash position increased slightly from 1.7% in Q3 to 2.9% at the end of Q4.

                                         1998 Annual Report to Shareholders | 13

TECHNOLOGY INNOVATORS FUND
PERFORMANCE & PORTFOLIO DISCUSSION
--------------------------------------------------------------------------------

After a disappointing third quarter, the Technology Innovators Fund ("TIF", ticker symbol TIFQX) rebounded strongly in the fourth quarter, posting a quarterly gain of 97.41% and a 60.10% return since the Fund's inception on May 20, 1998. The quarterly appreciation represents the largest single-quarter gain in Firsthand Funds' history, handily outperforming the Micropal Technology and Lipper Science & Technology indices. In fact, TIF was second-highest per-forming fund in the U.S. in the fourth quarter. While TIF will not be recognized for its annual return due to its May inception date, during the "stub" period from May 20 to Dec. 31, the Fund outperformed most other Science & Technology mutual funds.

The Fund saw strong appreciation in most of its holdings during the quarter, led by our Internet sector holdings, with gains of 86.67% for the quarter.

The accompanying pie chart shows TIF's holdings as of December 31. Semiconductors remained the Fund's most heavily-weighted sector, at 54.2% of net assets, reflecting our continued optimism in communication chip companies. Our largest semiconductor hold-ings include MMC Networks (MMCN), Applied Micro Circuits (AMCC), and TriQuint (TQNT).

Relative Performance:
     TIF vs. Market Indices

                    S&P500         NASDAQ         DJIA           TIF
                    ------         ------         ----           ---
5/20/98             $10,000        $10,000        $10,000        $10,000
12/31/98            $11,180        $11,879        $10,253        $16,010

Past performance is not a guarantee of future results.

Firsthand

--------------------------------------------------------------------------------
TIF Holdings by Sector*

EDA                     0.1%
Cash                   14.0%
Comm Equip              0.2%
Semi Equip              0.7%
Semiconductors         54.2%
Internet                4.0%
Networking              3.6%
Telecomm                2.3%
Photonics               5.1%
Software               15.8%

* Based on percentage of net assets as of December 31, 1998 (cash number net of payables and receivables)

During the quarter, we increased our weighting in Software from 11.6% to 15.8%, adding new positions in Check Point Software (CHKPF) and Concur Technologies
(CNQR). The Fund also established its first positions in Internet companies, with purchases of InfoSpace.com (INSP), Ticketmaster Online-CitySearch (TMCS), and Xoom.com (XMCM). Internet stocks represented 4.0% of net assets at the end of the quarter.

After divesting our positions in Advanced Fibre Communications (AFCI) and Cienna
(CIEN), P-Com (PCMS) was the sole Communications Equipment holding, representing just 0.2% of net assets. The Networking sector, represented by FVC.COM (FVCX), has fallen to 3.6% of the Fund's holdings.

Qwest (QWST) remained our single telecommunications holding, representing 2.3% of net assets. The EDA sector also remained a modest 0.1% of the Fund's holdings. Integrated Process Equipment (IPEC) represented 0.7% of our portfolio as the only Semiconductor Equipment holding at the quarter's end.

Since September, we've established a position in SDL, Inc. (SDLI), accompanying Uniphase (UNPH) in the Photonics sector, which represented 5.1% of Fund holdings. SDLI is a manufacturer of components for fiber optic networks. The Fund's net cash position was at 14.0% at the end of the fourth quarter. We increased the number of positions from 19 to 22 during Q4, and we continue to look for promising companies to add to the portfolio.

                                         1998 Annual Report to Shareholders | 15

Medical Specialists Fund
Performance & Portfolio Discussion
--------------------------------------------------------------------------------

Medical Specialists Fund ("MSF") returned 31.97% in Q4 outperforming the DJIA, the S&P 500, the NASDAQ Composite, and the Micropal Health index. Q4's return, however, was not enough to reverse the previous three quarters of underperformance as MSF ended the year down 4.55%. Many of the portfolio adjustments we made to take advantage of the bargains produced by the sell-off in Q3 delivered a quick payoff in Q4.

Arterial Vascular Engineering (AVEI), which we loaded up on in the low $30's in October, announced a deal to be acquired by Medtronic (MDT) for $54. At $30, AVEI was trading at a P/E of 12 even though sales grew over 500% and earnings grew more than 800% compared to last year. It is rare for a company in any industry to experience such rapid revenue growth while also becoming more profitable. It is surprising that the market accorded such a company a P/E of
12. For Medtronic, acquiring AVEI will provide an immediate boost to its earnings per share, and help to maintain its own relatively high P/E.

We also doubled our position in Immunex (IMNX) in time to capture a good part of its move from $55 to $126 during Q4. On November 2, 1998, Immunex received FDA approval to market Enbrel as a treatment for rheumatoid arthritis. It's hard to believe that after the approval was announced, Immunex's stock price actually declined slightly, but it did. So far Enbrel sales are running ahead of expectations and no adverse reactions have been reported.

Relative Performance:
     MSF vs. Market Indices

               S&P 500        NASDAQ         DJIA           MSF
               -------        ------         ----           ---
12/10/97       $10,000        $10,000        $10,000        $10,000
12/31/98       $12,800        $13,537        $11,619        $ 9,660

Past performance is not a guarantee of future results.

Firsthand

--------------------------------------------------------------------------------
MSF Holdings by Sector*

Card Med Devices            44.6%
Biotech                     41.2%
Cash                         9.8%
Other Med                    0.7%
Health Services              3.7%

* Based on percentage of net assets as of December 31, 1998 (cash number net of payables and receivables)

On the horizon, the only real competition for Enbrel will be Centocor's (CNTO) Remicade. FDA approval for Remicade in rheumatoid arthritis is not anticipated until Q4`99 so Enbrel should have the market to itself for most of 1999.

Two of our early stage biotech companies, Alteon (ALTN) and Amylin (AMLN) announced poor phase III results for their respective drug candidates in Q4. Although both companies are gathering additional data which may yet resurrect their prospects, we have already reduced our ALTN holdings and closed our position in AMLN. Recognizing these losses in 1998 helped to offset gains in other stocks which otherwise would have resulted in a capital gain distribution to shareholders.

In the near term, small-cap medical stocks continue to be somewhat out of favor for reasons that have nothing to do with the underlying prospects for the industry. However, due to their superior growth, and their historically low relative valuations, I am confident that the long-term outlook for our medical investments is very positive.

                                         1998 Annual Report to Shareholders | 17

[GRAPHIC OMITTED]

                             Electronic Perspective

                              Medical Perspective


                                         1998 Annual Report to Shareholders | 19

ELECTRONIC PERSPECTIVE
     UPDATING A FEW TRENDS

After the wild ride in 1998, the outlook for technology stocks is a curious mixture of excitement over the great news that many companies are reporting, and trepidation over sky high valuations. It's not unusual for investors to have mixed feelings toward technology, but sorting through the unknowns seems much harder these days. We believe it makes sense to examine what's going on in the real world first, and to consider stock valuations second. Here is our take on some important trends to watch in the coming year.

RESIDENTIAL BROADBAND:

Like 1997 and 1998, 1999 could finally be the year that the race to offer residential broadband services actually gets exciting. Phone companies have been pushing Digital Subscriber Line (DSL) services over existing phone lines, while cable companies have sought to offer services over their Hybrid Fiber Coax (HFC) networks. At times this has felt like a turtle race, as each camp has had serious issues to overcome. The tele-phone companies, notorious for their ponderous, bureaucratic pace, are counting on DSL to finesse high performance out of old copper wire, which may not always be in the best condition. The cable companies, on the other hand, have a cleaner pipeline into the home, but it's been connected to what were largely one-way, broadcast style networks. They still need to substantially upgrade these networks in order to cope with the traffic they hope to generate.

Although broadband services certainly will not reach everyone this year, they will reach more than ever before, as large scale service roll-outs reach the mass market for the first time. It may be a painful process at times, but it's an important one. A lot of money will be spent on the build-out, and that spells opportunity for many companies. The technical hurdles must and will be overcome
- the opportunity is simply too great to pass up. At least consumers and investors can take heart in the

Firsthand
urgency each side inspires in the other. Competition is a wonderful thing. Companies to watch include Cisco Systems, Covad Communications and
Texas Instruments.

THE INTERNET:

No one seems to be debating the importance of the Internet any longer. The phenomenon is real, it's the stock prices that seem unreal. Many investors are afraid to own Internet stocks, while others seem afraid not to own them. Our take is that the dot-com stocks are just the tip of the iceberg. As the most visible and therefore obvious group, they tend to draw more than their fair share of investor enthusiasm. We believe that there are safer ways to ride this trend. For the last several years we have been investing in "bandwidth" companies, whose products enable the build-out of communications networks. This theme has served us well, and it's still just getting started. As traffic grows, companies such as PMC-Sierra, Level One Communications and Vitesse Semiconductor flourish by supplying the networking and telecommunications industries.

If you count bits, bandwidth leaps out as the obvious investment play, but if you count dollars, then you can't help but be drawn to electronic commerce. After the first e-Christmas, the clear consensus is that e-commerce is just getting rolling. As usual, the obvious (though not necessarily correct) stocks have already been bid skyward. But if the e-commerce model is so compelling, then many non-technology companies will have to embrace it in a hurry. How will they do that? Most companies cannot build their own technology platforms in-house, as the Internet pioneers did, so they are likely to purchase the capability. We look for rapid growth in the demand for systems, software and consulting to support this migration. Companies to watch include not only the established players, such as Microsoft, Oracle and IBM, but also suppliers of key technologies, such as i2 Technologies and Check Point Software.

                                         1998 Annual Report to Shareholders | 21

In the meantime, we would not be at all surprised to see the Internet stock hysteria end badly. After all, stock prices reflect expectations, and when the bar is set ever higher, disappointment comes easily.

SEMICONDUCTORS:

We expect that this will be a rebound year for the semiconductor industry at large. Demand should pick up in the important computer, consumer and communications markets, led by high volume products such as low cost PC's, high performance file servers, DVD players, digital cameras and faster networking equipment.

Semiconductor capital equipment suppliers should see orders ramping nicely as the industry overcomes its capacity imbalance. This should ben-efit the industry leaders, such as Applied Materials and KLA-Tencor, as well as key technology pioneers, such as IPEC, Cymer and Novellus.

For us, the tech stock roller-coaster of 1998 serves as an important reminder that in any market it's being on the right side of the important trends that ultimately matters. Our approach to investing in these and other trends remains straightforward: 1.) Identify important trends that we believe in, 2.) Select quality companies best positioned to ride those trends, and 3.) Decide what we are willing to pay for them. It all comes down to homework and patience.

/s/ Kevin M. Landis

Kevin M. Landis
Portfolio Manager
Technology Value Fund
Technology Leaders Fund
Technology Innovators Fund

Firsthand

MEDICAL PERSPECTIVE
     THE NEXT "STENT"

Stents are tiny metal coils that cardiologists use to physically hold open a coronary artery after angioplasty has been performed. Angioplasty is usually performed to reopen a coronary artery that has become so clogged (stenosed) that it can no longer deliver enough oxygenated blood to keep the heart's tissue alive.

Without a stent, roughly 35% of angioplasty patients will experience a restenosis (re-clogging) of their coronary arteries within 6 months. These patients typically require either another angioplasty or bypass surgery. The cost of performing these "redos" is tremendous. But the bigger impact is the anxiety of the patients who, having already experienced one heart attack, know they have a 1 in 3 chance of having a recurrence.

The use of a stent reduces the risk of restenosis to about 20%. It does not totally relieve a patient's anxiety, but, if given a choice, patients will choose a 1 in 5 chance of a recurrence over a 1 in 3 chance every time. The stent also saves the healthcare system the cost of performing repeat procedures on the 15% of patients who would otherwise have restenosed. Since cardiac stents improve medical outcomes and reduce the overall cost of care, it is not surprising that stents were quickly and widely adopted. Today, cardiac stents are a $2 billion industry and are used in over 70% of angioplasty cases.

But is 20% the lowest we can drive the restenosis rate? It now appears that radiation can be used to reduce the restenosis rate even further - possibly to around 11%. Industry giants such as Guidant (GDT), Johnson & Johnson (JNJ), and Boston Scientific (BSX) are developing radiation-based products to reduce restenosis. Other companies to watch in this area are Novoste (NOVT), EndoSonics
(ESON) and Radiance Medical (RADX).

Over the next 24 months a lot of value is going to be created by the companies in this area. If you have firsthand experience with any radiation-based products to reduce restenosis, please let us know by sending an e-mail to: specialists@FirsthandFunds.com

/s/ Kendrick W. Kam

Kendrick W. Kam
Portfolio Manager
Technology Value Fund
Medical Specialists Fund

                                         1998 Annual Report to Shareholders | 23

[GRAPHIC OMITTED]

                          AUDITED FINANCIAL STATEMENTS
                                (as of 12/31/98)

                             Report of Independent
                          Certified Public Accountants

                           Portfolios of Investments

                      Statements of Assets and Liabilities

                            Statements of Operations

                      Statements of Changes in Net Assets

                              Financial Highlights

                         Notes to Financial Statements


                                         1998 Annual Report to Shareholders | 25

[GRAPHIC OMITTED]

REPORT OF INDEPENDENT
     CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES

FIRSTHAND FUNDS
San Jose, California

We have audited the accompanying statements of assets and liabilities of the Firsthand Funds comprising, respectively, the Technology Value Fund, Technology Leaders Fund, Technology Innovators Fund and Medical Specialists Fund, including the portfolios of investments as of December 31, 1998, and the related statements of operations, changes in net assets and the financial highlights for the periods then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the year ended December 31, 1996 and prior for the Technology Value Fund were audited by other auditors whose report dated January 15, 1997 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosure in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Firsthand Funds as of December 31, 1998, the results of operations, the changes in net assets, and the financial highlights for the periods then ended, in conformity with generally accepted accounting principles.

                                        Tait, Weller & Baker
                                        Philadelphia, Pennsylvania
                                        January 18, 1999

                                         1998 Annual Report to Shareholders | 27

PORTFOLIO OF                                               TECHNOLOGY VALUE FUND
INVESTMENTS                                                    DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                    non-income
                                     producing   %      shares          value
--------------------------------------------------------------------------------
COMMON STOCKS                                  97.7%              $ 174,059,786
  (Cost $169,738,697)                                             -------------

BIOTECHNOLOGY                                  14.5%                 25,834,444
                                                                  -------------
  Centocor, Inc.                         *             204,000        9,205,500
  Immunex Corp.                          *              99,500       12,518,344
  Medco Research, Inc.                   *             158,100        4,110,600

CARDIAC MEDICAL DEVICES                        18.9%                 33,618,338
                                                                  -------------
  Arterial Vascular Engineering, Inc.    *             124,400        6,531,000
  Boston Scientific Corp.                *             153,800        4,123,762
  CardioThoracic Systems, Inc.           *             553,000        3,836,438
  Cardiovascular Dynamics, Inc. (1)      *             554,800        1,699,075
  Endocardial Solutions, Inc. (1)        *             513,900        5,139,000
  EndoSonics Corp.                       *             734,000        7,294,125
  Guidant Corp.                                         39,000        4,299,750
  Novoste Corp.                          *              24,500          695,188

COMMUNICATIONS EQUIPMENT                        0.2%                    422,812
                                                                  -------------
  PairGain Technologies, Inc.            *              55,000          422,812

ELECTRONIC DESIGN AUTOMATION                    4.2%                  7,555,204
                                                                  -------------
  Aspec Technology, Inc.                 *             521,000          683,812
  Avant! Corp.                           *             429,462        6,871,392

HEALTH SERVICES                                 1.0%                  1,709,775
                                                                  -------------

HCIA, Inc.                               *             402,300        1,709,775
                                                                  -------------

NETWORKING                                      2.0%                  3,520,125
                                                                  -------------

FVC.COM, Inc.                            *             223,500        3,520,125
                                                                  -------------

OTHER ELECTRONICS                              10.7%                 19,128,769
                                                                  -------------
  Rockwell International Corp.                         393,900       19,128,769

PERIPHERALS                                     2.4%                  4,215,000
                                                                  -------------
  Adaptec, Inc.                          *             240,000        4,215,000

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

PORTFOLIO OF                                               TECHNOLOGY VALUE FUND
INVESTMENTS                                                    DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                    non-income
 ... continued ...                    producing   %      shares          value
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT                         3.3%              $   5,958,750
                                                                  -------------
  Applied Science & Technology, Inc.     *              97,500          999,375
  Cymer, Inc.                            *              80,000        1,170,000
  Integrated Process Equipment Corp.     *             352,500        3,789,375

SEMICONDUCTORS                                 39.2%                 69,818,444
                                                                  -------------
  Applied Micro Circuits Corp.           *             489,000       16,610,719
  Celeritek, Inc. (1)                    *             522,200        1,566,600
  Galileo Technology Ltd.                *             335,000        9,045,000
  Level One Communications, Inc.         *             404,000        4,342,000
  PMC-Sierra, Inc.                       *             291,000       18,369,375
  Quality Semiconductor, Inc.            *             237,800          891,750
  Stellar Semiconductor, Inc. (2)        *           2,040,000        2,448,000
  TriQuint Semiconductor, Inc.           *             340,000        6,545,000

SOFTWARE                                        1.3%                  2,278,125
                                                                  -------------
  i2 Technologies, Inc.                  *              75,000        2,278,125

TOTAL INVESTMENT SECURITIES                    97.7%                174,059,786
  (Cost $169,738,697)

OTHER ASSETS IN EXCESS OF LIABILITIES           2.3%                  4,071,311
                                                                  -------------

NET ASSETS                                    100.0%              $ 178,131,097
                                                                  =============

(1) Denotes affiliated issuer (Note 4).
(2) Restricted security (Note 4).

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

                                         1998 Annual Report to Shareholders | 29

PORTFOLIO OF                                             TECHNOLOGY LEADERS FUND
INVESTMENTS                                                    DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                    non-income
                                     producing   %      shares          value
--------------------------------------------------------------------------------
COMMON STOCKS                                  97.1%              $  41,577,094
  (Cost $30,460,368)                                              -------------

COMMUNICATIONS EQUIPMENT                        8.9%                  3,810,625
                                                                  -------------
  Lucent Technologies, Inc.                             20,000        2,200,000
  Telefonaktiebolaget LM Ericsson - ADR                 10,000          239,375
  Tellabs, Inc.                          *              20,000        1,371,250

COMPUTERS                                      10.8%                  4,632,813
                                                                  -------------
  Hewlett-Packard Co.                                   13,000          888,063
  International Business Machines Corp.                 11,000        2,032,250
  Sun Microsystems, Inc.                 *              20,000        1,712,500

ELECTRONIC DESIGN AUTOMATION                    4.2%                  1,785,000
                                                                  -------------
  Cadence Design Systems, Inc.           *              60,000        1,785,000

INTERNET                                        3.7%                  1,600,000
                                                                  -------------
  America Online, Inc.                   *              10,000        1,600,000

NETWORKING                                      8.7%                  3,712,500
                                                                  -------------
  Cisco Systems, Inc.                    *              40,000        3,712,500

OTHER ELECTRONICS                               9.6%                  4,127,812
                                                                  -------------
  Rockwell International Corp.                          85,000        4,127,812

SEMICONDUCTOR EQUIPMENT                         5.9%                  2,518,812
                                                                  -------------
  Applied Materials, Inc.                *              15,000          640,312
  KLA-Tencor Corp.                       *              14,000          607,250
  Teradyne, Inc.                         *              30,000        1,271,250

SEMICONDUCTORS                                 35.2%                 15,080,094
                                                                  -------------
  Altera Corp.                           *              30,000        1,826,250
  Intel Corp.                                           20,000        2,371,250
  Level One Communications, Inc.         *             101,750        3,612,125
  PMC-Sierra, Inc.                       *              45,000        2,840,625
  Texas Instruments, Inc.                               17,500        1,497,344
  Vitesse Semiconductor Corp.            *              50,000        2,281,250
  Xilinx, Inc.                           *              10,000          651,250

SOFTWARE                                       10.1%                  4,309,438
                                                                  -------------
  Microsoft Corp.                        *              15,000        2,080,313
  Oracle Corp.                           *              45,000        1,940,625
  SAP AG - ADR                                           8,000          288,500

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

PORTFOLIO OF                                             TECHNOLOGY LEADERS FUND
INVESTMENTS                                                    DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                    non-income
 ... continued ...                    producing   %      shares          value
--------------------------------------------------------------------------------
CASH EQUIVALENTS                               20.3%              $   8,703,512
  (Cost $8,703,512)                                               -------------
  Star Treasury Fund                                 8,703,512        8,703,512

TOTAL INVESTMENT SECURITIES                   117.4%                 50,280,606
  (Cost $39,163,880)

LIABILITIES IN EXCESS OF OTHER ASSETS         (17.4%)                (7,445,885)
                                                                  -------------
NET ASSETS                                    100.0%              $  42,834,721
                                                                  =============

                                         1998 Annual Report to Shareholders | 31

PORTFOLIO OF                                          TECHNOLOGY INNOVATORS FUND
INVESTMENTS                                                    DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                    non-income
                                     producing   %      shares          value
--------------------------------------------------------------------------------
COMMON STOCKS                                  86.0%              $   5,577,031
  (Cost $4,613,985)                                               -------------

COMMUNICATIONS EQUIPMENT                        0.2%                     11,953
                                                                  -------------
  P-Com, Inc.                            *               3,000           11,953

ELECTRONIC DESIGN AUTOMATION                    0.1%                      6,562
                                                                  -------------
  Aspec Technology, Inc.                 *               5,000            6,562

INTERNET                                        4.0%                    261,563
                                                                  -------------
  InfoSpace.com, Inc.                    *               4,500          171,563
  Ticketmaster Online - CitySearch, Inc. *               1,000           57,000
  Xoom.com, Inc.                         *               1,000           33,000

NETWORKING                                      3.6%                    236,250
                                                                  -------------
  FVC.COM, Inc.                          *              15,000          236,250

PHOTONICS                                       5.1%                    327,000
                                                                  -------------
  SDL, Inc.                              *               3,000          118,875
  Uniphase Corp.                         *               3,000          208,125

SEMICONDUCTOR EQUIPMENT                         0.7%                     43,000
                                                                  -------------
  Integrated Process Equipment Corp.     *               4,000           43,000

SEMICONDUCTORS                                 54.2%                  3,519,266
                                                                  -------------
  Applied Micro Circuits Corp.           *              33,500        1,137,953
  Elantec Semiconductor, Inc.            *               2,000            7,500
  Galileo Technology Ltd.                *              14,000          378,000
  Level One Communications, Inc.         *               7,000          248,500
  MMC Networks, Inc.                     *              62,500          828,125
  RF Micro Devices, Inc.                 *               4,000          185,500
  TranSwitch Corp.                       *               5,000          194,688
  TriQuint Semiconductor                 *              28,000          539,000

SOFTWARE                                       15.8%                  1,021,437
                                                                  -------------
  Check Point Software Technologies Ltd. *               5,000          205,000
  Concur Technologies, Inc.              *               5,000          152,500
  i2 Technologies, Inc.                  *              15,000          455,625
  PeopleSoft, Inc.                       *              11,000          208,312

TELECOMMUNICATIONS                              2.3%                    150,000
                                                                  -------------
  Qwest Communications Int'l, Inc.       *               3,000          150,000

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

PORTFOLIO OF                                          TECHNOLOGY INNOVATORS FUND
INVESTMENTS                                                    DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                    non-income
 ... continued ...                    producing   %      shares          value
--------------------------------------------------------------------------------
CASH EQUIVALENTS                               28.1%              $   1,825,088
  (Cost $1,825,088)                                               -------------
  Star Treasury Fund                                 1,825,088        1,825,088

TOTAL INVESTMENT SECURITIES                   114.1%                  7,402,119
  (Cost $6,439,073)
LIABILITIES IN EXCESS OF OTHER ASSETS         (14.1%)                  (913,020)
                                                                  -------------
NET ASSETS                                    100.0%              $   6,489,099
                                                                  =============

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

                                         1998 Annual Report to Shareholders | 33

PORTFOLIO OF                                            MEDICAL SPECIALISTS FUND
INVESTMENTS                                                    DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                    non-income
                                     producing   %      shares          value
--------------------------------------------------------------------------------
COMMON STOCKS                                  90.2%              $   4,049,582
  (Cost $3,666,494)                                               -------------

BIOTECHNOLOGY                                  41.2%                  1,852,556
                                                                  -------------
  Alteon, Inc.                           *              20,000           15,625
  Amgen, Inc.                            *               2,000          209,125
  Aurora Biosciences Corp.               *              13,500           86,906
  Cell Therapeutics, Inc.                *              25,000           75,000
  Centocor, Inc.                         *              12,000          541,500
  IGEN International, Inc.               *               6,960          213,150
  Immunex Corp.                          *               4,000          503,250
  Medco Research, Inc.                   *               8,000          208,000

CARDIAC MEDICAL DEVICES                        44.6%                  2,002,650
                                                                  -------------
  Arterial Vascular Engineering, Inc.    *              15,000          787,500
  Boston Scientific Corp.                *               7,700          206,456
  CardioThoracic Systems, Inc.           *              50,000          346,875
  Cardiovascular Dynamics, Inc. (1)      *              15,000           45,938
  Endocardial Solutions, Inc. (1)        *              13,600          136,000
  EndoSonics Corp.                       *              21,500          213,656
  Guidant Corp.                                          1,900          209,475
  Novoste Corp.                          *               2,000           56,750

HEALTH SERVICES                                 3.7%                    164,000
                                                                  -------------
  QuadraMed Corp.                        *               8,000          164,000

OTHER MEDICAL DEVICES                           0.7%                     30,376
                                                                  -------------
  Cyberonics, Inc.                       *               2,250           30,376

CASH EQUIVALENTS                                9.3%                    419,519
  (Cost $419,519)                                                 -------------
  Star Treasury Fund                                   419,519          419,519

TOTAL INVESTMENT SECURITIES                    99.5%                  4,469,101
  (Cost $4,086,013)

OTHER ASSETS IN EXCESS OF LIABILITIES           0.5%                     20,817
                                                                  -------------
NET ASSETS                                    100.0%              $   4,489,918
                                                                  =============

(1) Denotes affiliated issuer (Note 4).

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

STATEMENTS OF ASSETS AND LIABILITIES
                                                                                                        DECEMBER 31, 1998
=========================================================================================================================
                                                         TECHNOLOGY        TECHNOLOGY       TECHNOLOGY        MEDICAL
                                                           VALUE             LEADERS        INNOVATORS      SPECIALISTS
                                                            FUND               FUND            FUND             FUND
=========================================================================================================================
ASSETS
Investment securities:
  At acquisition cost                                   $ 169,738,697     $  39,163,880    $   6,439,073    $   4,086,013
                                                        =================================================================
  At market value (Note 1)                              $ 174,059,786     $  50,280,606    $   7,402,119    $   4,469,101
Dividends receivable                                               --             3,067            6,955              911
Receivable for capital shares sold                          3,498,283           469,860           10,812          120,500
Receivable for securities sold                              3,844,280                --               --          319,792
                                                        -----------------------------------------------------------------
  TOTAL ASSETS                                            181,402,349        50,753,533        7,419,886        4,910,304
                                                        -----------------------------------------------------------------
LIABILITIES
Bank overdraft                                              2,333,878             2,257               --            6,298
Payable for capital shares redeemed                           629,843         1,125,995          212,741            5,225
Payable for securities purchased                               13,015         6,722,838          711,460          402,737
Payable to affiliates (Note 1)                                294,516            67,722            6,586            6,126
                                                        -----------------------------------------------------------------
  TOTAL LIABILITIES                                         3,271,252         7,918,812          930,787          420,386
                                                        -----------------------------------------------------------------
NET ASSETS                                              $ 178,131,097     $  42,834,721    $   6,489,099    $   4,489,918
                                                        =================================================================
Net assets consist of:
Paid-in-capital                                         $ 177,982,982     $  31,012,265    $   5,381,596    $   4,573,655
Accumulated net realized gains (losses) from
  security transactions                                    (4,172,974)          705,730          144,457         (466,825)
Net unrealized appreciation on investments                  4,321,089        11,116,726          963,046          383,088
                                                        -----------------------------------------------------------------
Net assets                                              $ 178,131,097     $  42,834,721    $   6,489,099    $   4,489,918
                                                        =================================================================
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                5,524,987         2,387,362          405,301          465,004
                                                        =================================================================
Net asset value, offering price and redemption
  price per share (Note 1)                              $       32.24     $       17.94    $       16.01    $        9.66
                                                        =================================================================

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

                                         1998 Annual Report to Shareholders | 35

STATEMENTS OF OPERATIONS
                                                                       FOR THE YEAR ENDED DECEMBER 31, 1998(A)
==============================================================================================================
                                                TECHNOLOGY       TECHNOLOGY       TECHNOLOGY         MEDICAL
                                                  VALUE            LEADERS        INNOVATORS       SPECIALISTS
                                                   FUND              FUND            FUND              FUND
==============================================================================================================
INVESTMENT INCOME
  Interest                                     $    251,377     $    151,801     $      2,164     $     13,417
  Dividends                                          18,678           23,456           11,088            7,871
                                               ---------------------------------------------------------------
    TOTAL INVESTMENT INCOME                         270,055          175,257           13,252           21,288
                                               ---------------------------------------------------------------
EXPENSES
  Investment advisory fees (Note 3)               2,734,532          286,734           14,782           51,357
  Administrative fees (Note 3)                      816,383           86,020            4,435           15,407
                                               ---------------------------------------------------------------
    TOTAL EXPENSES                                3,550,915          372,754           19,217           66,764
                                               ---------------------------------------------------------------
NET INVESTMENT LOSS                              (3,280,860)        (197,497)          (5,965)         (45,476)
                                               ---------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
  Net realized gains (losses) from security      (1,125,096)         903,227          150,422         (466,825)
    transactions
  Net change in unrealized appreciation/
    depreciation on investments                  40,388,492       11,093,756          963,046          347,325
                                               ---------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS                                 39,263,396       11,996,983        1,113,468         (119,500)
                                               ---------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                   $ 35,982,536     $ 11,799,486     $  1,107,503     $   (164,976)
                                               ===============================================================

(A) Except for the Technology Innovators Fund which represents the period from the commencement of operations (May 20, 1998) through December 31, 1998.

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                  FOR THE PERIODS ENDED DECEMBER 31, 1998 AND 1997
==================================================================================================================================
                                                                     TECHNOLOGY VALUE FUND              TECHNOLOGY LEADERS FUND
                                                                     ---------------------              -----------------------
                                                                     Year              Year              Year           Period
                                                                    Ended             Ended             Ended            Ended
                                                                  12/31/98          12/31/97          12/31/98        12/31/97(A)
==================================================================================================================================
FROM OPERATIONS:
  Net investment income (loss)                                 $  (3,280,860)    $  (1,927,303)    $    (197,497)    $       2,257
  Net realized gains (losses) from security transactions          (1,125,096)       14,064,022           903,227                --
  Net change in unrealized appreciation/
    depreciation on investments                                   40,388,492       (38,292,641)       11,093,756            22,970
                                                               -------------------------------------------------------------------
Net increase (decrease) In net assets from operations             35,982,536       (26,155,922)       11,799,486            25,227
                                                               -------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                              --                --            (2,257)               --
  From net realized gains                                                 --       (12,334,200)               --                --
  In excess of net realized gains                                         --        (3,047,878)               --                --
                                                               -------------------------------------------------------------------
  Decrease in net assets from distributions to shareholders               --       (15,382,078)           (2,257)               --
                                                               -------------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                      149,553,020       335,357,889        53,787,109         3,716,034
  Net asset value of shares issued in
    reinvestment of distributions to shareholders                         --        13,072,987                --                --
  Payments for shares redeemed                                  (201,778,002)     (147,623,435)      (26,330,447)         (160,431)
                                                               -------------------------------------------------------------------
Net increase (decrease) in net assets from capital share
  transactions                                                   (52,224,982)      200,807,441        27,456,662         3,555,603
                                                               -------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (16,242,446)      159,269,441        39,253,891         3,580,830
NET ASSETS:
  Beginning of period                                            194,373,543        35,104,102         3,580,830                --
                                                               -------------------------------------------------------------------
  End of period                                                $ 178,131,097     $ 194,373,543     $  42,834,721     $   3,580,830
                                                               ===================================================================
UNDISTRIBUTED NET INVESTMENT INCOME:                           $          --     $          --     $          --     $       2,257
                                                               ===================================================================
CAPITAL SHARE ACTIVITY:
  Shares sold                                                      5,313,423        10,437,757         3,830,812           371,478
  Shares issued in reinvestment of distributions to
    shareholders                                                          --           517,449                --                --
  Shares redeemed                                                 (7,247,403)       (4,812,871)       (1,798,882)          (16,046)
                                                               -------------------------------------------------------------------
  Net increase (decrease) in shares outstanding                   (1,933,980)        6,142,335         2,031,930           355,432
  Shares outstanding, beginning of period                          7,458,967         1,316,632           355,432                --
                                                               -------------------------------------------------------------------
  Shares outstanding, end of period                                5,524,987         7,458,967         2,387,362           355,432
                                                               ===================================================================

(A) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997.

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

                                         1998 Annual Report to Shareholders | 37

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                                                           FOR THE PERIODS ENDED DECEMBER 31, 1998 AND 1997
===========================================================================================================
                                                     TECHNOLOGY INNOVATORS FUND   MEDICAL SPECIALISTS FUND
                                                     --------------------------   ------------------------
                                                               Period               Year          Period
                                                                Ended              Ended           Ended
                                                             12/31/98(A)          12/31/98       12/31/97(B)
===========================================================================================================
FROM OPERATIONS:
  Net investment income (loss)                               $    (5,965)       $   (45,476)    $     1,557
  Net realized gains (losses) from security transactions         150,422           (466,825)             --
  Net change in unrealized appreciation/
    depreciation on investments                                  963,046            347,325          35,763
                                                             ----------------------------------------------
Net increase (decrease) in net assets from operations          1,107,503           (164,976)         37,320
                                                             ----------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                          --             (1,557)             --
  From net realized gains                                             --                 --              --
  In excess of net realized gains                                     --                 --              --
                                                             ----------------------------------------------
Decrease in net assets from distributions to shareholders             --             (1,557)             --
                                                             ----------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares sold                                    8,790,653          5,205,850       2,350,090
  Net asset value of shares issued in
    reinvestment of distributions to shareholders                     --                 --              --
  Payments for shares redeemed                                (3,409,057)        (2,911,609)        (25,200)
                                                             ----------------------------------------------
Net increase in net assets from capital share
  transactions                                                 5,381,596          2,294,241       2,324,890
                                                             ----------------------------------------------
TOTAL INCREASE IN NET ASSETS                                   6,489,099          2,127,708       2,362,210
NET ASSETS:
  Beginning of period                                                 --          2,362,210              --
                                                             ----------------------------------------------
  End of period                                              $ 6,489,099        $ 4,489,918     $ 2,362,210
                                                             ==============================================
UNDISTRIBUTED NET INVESTMENT INCOME                          $        --        $        --     $     1,557
                                                             ==============================================
CAPITAL SHARE ACTIVITY:
  Shares sold                                                    649,555            551,990         235,882
  Shares issued in reinvestment of distributions to
    shareholders                                                      --                 --              --
  Shares redeemed                                               (244,254)          (320,299)         (2,569)
                                                             ----------------------------------------------
  Net increase in shares outstanding                             405,301            231,691         233,313
  Shares outstanding, beginning of period                             --            233,313              --
                                                             ----------------------------------------------
  Shares outstanding, end of period                              405,301            465,004         233,313
                                                             ==============================================

(A) Represents the period from the commencement of operations (May 20, 1998) through December 31, 1998.

(B) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997.

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

FINANCIAL HIGHLIGHTS - TECHNOLOGY VALUE FUND

                                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
======================================================================================================================
                                                        Year          Year          Year          Year        Period
                                                       Ended         Ended         Ended         Ended         Ended
                                                      12/31/98      12/31/97      12/31/96      12/31/95     12/31/94(A)
======================================================================================================================
Net asset value at beginning of period                $  26.06      $  26.66      $  18.44      $  11.70      $  10.00
                                                      ----------------------------------------------------------------
Income from investment operations:
  Net investment loss                                    (0.59)        (0.26)        (0.08)        (0.14)        (0.03)
  Net realized and unrealized gains on investments        6.77          1.90         11.20          7.28          2.56
                                                      ----------------------------------------------------------------
Total from investment operations                          6.18          1.64         11.12          7.14          2.53
                                                      ----------------------------------------------------------------
Less distributions:
  Distributions from net realized gains                     --         (1.80)        (2.90)        (0.40)        (0.83)
  Distributions in excess of net realized gains             --         (0.44)           --            --            --
                                                      ----------------------------------------------------------------
Total distributions                                         --         (2.24)        (2.90)        (0.40)        (0.83)
                                                      ----------------------------------------------------------------
Net asset value at end of period                      $  32.24      $  26.06      $  26.66      $  18.44      $  11.70
                                                      ================================================================
Total return                                             23.71%         6.46%        60.55%        61.17%        25.30%(B)
                                                      ================================================================
Net assets at end of period (millions)                $  178.1      $  194.4      $   35.1      $    2.7      $    0.2
                                                      ================================================================

Ratio of expenses to average net assets                   1.95%         1.93%         1.81%         1.98%         1.96%(C)

Ratio of net investment loss to average net assets       (1.80%)       (1.43%)       (0.55%)       (1.45%)       (1.29%)(C)

Portfolio turnover rate                                    126%          101%           43%           45%           56%

(A) Represents the period from the commencement of operations (May 20, 1994) through December 31, 1994.
(B)  Not annualized.
(C)  Annualized.

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

                                         1998 Annual Report to Shareholders | 39

FINANCIAL HIGHLIGHTS - TECHNOLOGY LEADERS FUND

      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=======================================================================================
                                                                  Year        Period
                                                                 Ended         Ended
                                                               12/31/98     12/31/97(A)
=======================================================================================
Net asset value at beginning of period                         $  10.07      $  10.00
                                                               ----------------------
Income from investment operations:
  Net investment income (loss)                                    (0.09)         0.01
  Net realized and unrealized gains on investments                 7.96          0.06
                                                               ----------------------
Total from investment operations                                   7.87          0.07
                                                               ----------------------
Less distributions:
  Dividends from net investment income                               --            --
  Distributions from net realized gains                              --            --
                                                               ----------------------
Total distributions                                                  --            --
                                                               ----------------------
Net asset value at end of period                               $  17.94      $  10.07
                                                               ======================
Total return                                                      78.15%         0.70%(B)
                                                               ======================
Net assets at end of period (millions)                         $   42.8      $    3.6
                                                               ======================

Ratio of expenses to average net assets                            1.94%         1.80%(C)

Ratio of net investment income (loss) to average net assets       (1.03%)        1.77%(C)

Portfolio turnover rate                                             105%            0%

(A) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997.
(B)  Not annualized.
(C)  Annualized.

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

FINANCIAL HIGHLIGHTS - TECHNOLOGY INNOVATORS FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
================================================================================
                                                      Period
                                                       Ended
                                                    12/31/98(A)
================================================================================
Net asset value at beginning of period                $  10.00
                                                      --------
Income from investment operations:
  Net investment loss                                    (0.01)
  Net realized and unrealized gains on investments        6.02
                                                      --------
Total from investment operations                          6.01
                                                      --------
Less distributions:
  Dividends from net investment income                      --
  Distributions from net realized gains                     --
                                                      --------
Total distributions                                         --
                                                      --------
Net asset value at end of period                      $  16.01
                                                      ========
Total return                                             60.10%(B)
                                                      ========
Net assets at end of period (millions)                $    6.5
                                                      ========

Ratio of expenses to average net assets                   1.92%(C)

Ratio of net investment loss to average net assets       (0.59%)(C)

Portfolio turnover rate                                    188%

(A) Represents the period from the commencement of operations (May 20, 1998) through December 31, 1998.
(B)  Not annualized.
(C)  Annualized.

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

                                         1998 Annual Report to Shareholders | 41

FINANCIAL HIGHLIGHTS - MEDICAL SPECIALISTS FUND

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
=====================================================================================
                                                                 Year        Period
                                                                Ended         Ended
                                                               12/31/98    12/31/97(A)
=====================================================================================
Net asset value at beginning of period                         $  10.12      $  10.00
                                                               ----------------------
Income from investment operations:
  Net investment income (loss)                                    (0.10)         0.01
  Net realized and unrealized gains (losses)
    on investments                                                (0.36)         0.11
                                                               ----------------------
Total from investment operations                                  (0.46)         0.12
                                                               ----------------------
Less distributions:
  Dividends from net investment income                               --            --
  Distributions from net realized gains                              --            --
                                                               ----------------------
Total distributions                                                  --            --
                                                               ----------------------
Net asset value at end of period                               $   9.66      $  10.12
                                                               ======================
Total return                                                      (4.55%)        1.20%(B)
                                                               ======================
Net assets at end of period (millions)                         $    4.5      $    2.4
                                                               ======================

Ratio of expenses to average net assets                            1.95%         1.81%(C)

Ratio of net investment income (loss) to average net assets       (1.33%)        1.75%(C)

Portfolio turnover rate                                             160%            0%

(A) Represents the period from the commencement of operations (December 10, 1997) through December 31, 1997.
(B)  Not annualized.
(C)  Annualized.

--------------------------------------------------------------------------------
                 see accompanying notes to financial statements
--------------------------------------------------------------------------------

Firsthand

NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1998
================================================================================

1.   Significant Accounting Policies

The  Technology  Value  Fund,  the  Technology   Leaders  Fund,  the  Technology
Innovators Fund and the Medical Specialists Fund (the Funds) are each a non-diversified series of Firsthand Funds (formerly Interactive Investments) (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Delaware business trust on November 8, 1993. The Technology Value Fund commenced operations on May 20, 1994. The public offering of shares of the Technology Value Fund commenced on January 3, 1995. The public offering of shares of the Medical Specialists Fund and the Technology Leaders Fund commenced on December 10, 1997. The public offering of shares of the Technology Innovators Fund commenced on May 20, 1998.

Each Fund's investment objective is long-term capital appreciation.

The Technology Value Fund seeks to achieve its objective by investing primarily in securities of companies in the electronic technology and medical technology fields which Interactive Research Advisers, Inc. (the Adviser) considers to be undervalued and have potential for capital appreciation.

The Technology Leaders Fund seeks to achieve its objective by investing primarily in securities of companies in the high technology field which the Adviser considers to have the strongest competitive position.

The Technology Innovators Fund seeks to achieve its objective by investing primarily in securities of companies in the high technology field which the Adviser considers to be best positioned to introduce successful new products.

The Medical Specialists Fund seeks to achieve its objective by investing primarily in securities of companies in the health and biotechnology fields which the Adviser considers to have a strong earnings growth outlook and potential for capital appreciation.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- Each Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

                                         1998 Annual Report to Shareholders | 43

                                                               DECEMBER 31, 1998
================================================================================

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon federal income tax cost of portfolio investments (excluding repurchase agreements) as of December 31, 1998.

                                  TECHNOLOGY        TECHNOLOGY         TECHNOLOGY         MEDICAL
                                     VALUE            LEADERS          INNOVATORS       SPECIALISTS
                                      FUND              FUND              FUND              FUND
Gross unrealized appreciation    $  40,892,041     $  11,203,991     $   1,053,819     $     785,596
Gross unrealized depreciation      (37,403,579)         (243,604)         (106,562)         (476,621)
                                 -------------------------------------------------------------------
Net unrealized appreciation      $   3,488,462     $  10,960,387     $     947,257     $     308,975
                                 ===================================================================
Federal income tax cost          $ 170,571,324     $  39,320,219     $   6,454,862     $   4,160,126
                                 ===================================================================

The difference between the acquisition cost and the federal income tax cost of portfolio investments is due to certain timing differences in the recognition of capital losses under generally accepted accounting principles and income tax regulations.

Firsthand

                                                               DECEMBER 31, 1998
================================================================================

As of December 31, 1998, the Technology Value Fund and the Medical Specialists Fund had capital loss carryforwards for federal income tax purposes of $2,393,785 and $392,711, respectively, which expire on December 31, 2006. In addition, the Technology Value Fund realized net capital losses of $946,562 during the period from November 1, 1998 through December 31, 1998, which are treated for federal income tax purposes as arising in the tax year ending December 31, 1999.

2.   Investment Transactions

Investment transactions (excluding short-term investments) were as follows for the periods ended December 31, 1998.

                                       TECHNOLOGY      TECHNOLOGY       TECHNOLOGY       MEDICAL
                                          VALUE          LEADERS        INNOVATORS     SPECIALISTS
                                           FUND            FUND            FUND            FUND

Purchases of investment securities    $221,681,480    $ 45,169,922    $  6,957,577    $  7,861,936
                                      ============================================================
Proceeds from sales and maturities
of investment securities              $278,222,943    $ 17,367,117    $  2,494,014    $  4,657,767
                                      ============================================================

3.   Transactions with Related Parties

Certain trustees and officers of the Trust are also officers of the Adviser, or of Countrywide Fund Services, Inc., the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of CW Fund Distributors, Inc., which provides distribution services to the Funds under the terms of an Underwriting Agreement.

INVESTMENT ADVISORY AGREEMENT
Each Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement (the Advisory Agreement). Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to each Fund's portfolio of investments and provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust responsible for the overall management and administration of the Trust, subject to the supervision of the Trust's Board of Trustees. The Adviser is responsible for (i) the compensation of any of the Trust's trustees, officers and employees who are directors, officers, employees or shareholders of the Adviser, (ii) compensation of the Adviser's personnel and payment of other expenses in connection with the pro-vision of portfolio management services under the Advisory Agreement, and
(iii) expenses of printing and distributing each Fund's Prospectus and sales and advertising materials to prospective clients.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives from each Fund a management fee, computed and accrued daily and paid monthly, equal to 1.50% per annum of each Fund's average daily net assets. The Advisory Agreement requires the Adviser to waive its management fees and, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

                                         1998 Annual Report to Shareholders | 45

                                                               DECEMBER 31, 1998
================================================================================

ADMINISTRATION AGREEMENT
The Trust has entered into a separate contract with the Adviser wherein the Adviser is responsible for providing administrative and supervisory services to each Fund (the Administration Agreement). Under the Administration Agreement, the Adviser oversees the maintenance of all books and records with respect to each Fund's securities transactions and each Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser also arranges for the preser-vation of journals, ledgers, corporate documents, brokerage account records and other records which are required to be maintained pursuant to the 1940 Act.

Under  the  Administration   Agreement,  the  Adviser  is  responsible  for  the
equipment, staff, office space and facilities necessary to perform its obligations. The Adviser has also assumed responsibility for payment of all of each Fund's operating expenses except for brokerage and commission expenses and any extraordinary and non-recurring expenses.

For the services rendered by the Adviser under the Administration Agreement, the Adviser receives a fee at the annual rate of 0.45% of each Fund's average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

The Adviser has retained Countrywide Fund Services, Inc. (the Transfer Agent) to serve as each Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to each Fund, and to assist the Adviser in providing executive, administrative and regulatory services to each Fund. The Transfer Agent is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Adviser (not the Funds) pays the Transfer Agent's fees for these services.

4.   Investments in Affiliates and Restricted Securities

Affiliated issuers, as defined by the Investment Company Act of 1940, are those in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund's investments in affiliates, if any, for the year ended December 31, 1998 is as noted on the following page:

Firsthand

                                                               DECEMBER 31, 1998
================================================================================

                                                      Share Activity
                                   --------------------------------------------------                    Market
                                   Balance                                   Balance      Realized        Value      Acquisition
         Affiliate                 12/31/97     Purchases         Sales      12/31/98    Gain (Loss)     12/31/98        Cost
--------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY VALUE FUND
Cardiovascular Dynamics, Inc.       554,800            --            --       554,800    $       --     $1,699,075    $4,912,292
Celeritek, Inc.                          --       524,200         2,000       522,200        (8,750)     1,566,600     6,035,926
Endocardial Solutions, Inc.         515,400            --         1,500       513,900         7,028      5,139,000     5,799,541

TECHNOLOGY INNOVATORS FUND
Celeritek, Inc.                          --         2,000         2,000            --        (8,060)            --            --

MEDICAL SPECIALISTS FUND
Cardiovascular Dynamics, Inc.         1,200        15,000         1,200        15,000           189         45,938        91,863
Endocardial Solutions, Inc.           3,500        11,100         1,000        13,600        (4,248)       136,000       166,215

Restricted securities are securities which have not been registered under the Securities Act of 1933, as amended, and are subject to restrictions on resale. Investments in restricted securities are valued at fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. As of December 31, 1998, the Technology Value Fund had a 2,040,000 share investment in Stellar Semiconductor, Inc., valued at $2,448,000 and representing 1.37% of net assets, which was acquired on November 16, 1998, at a cost of $2,448,000.

                                         1998 Annual Report to Shareholders | 47

[GRAPHIC OMITTED]

                                [LOGO] Firsthand

This report is provided for the general information of the shareholders of the Firsthand Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus. For more information regarding any of the Funds, including charges and expenses, visit our web site at www.FirsthandFunds.com or call
1.888.884.2675 for a free prospectus.

Please read it carefully before you invest or send money.

[LOGO]

FIRSTHAND FUNDS
101 Park Center Plaza
Suite 1300
San Jose, CA 95113

BOARD OF TRUSTEES
Kevin M. Landis, Chairman
Kendrick W. Kam
Michael T. Lynch
Mark K. Taguchi

OFFICERS
Kevin M. Landis, President
Kendrick W. Kam, Secretary
Yakoub N. Bellawala, Treasurer

INVESTMENT ADVISER
Interactive Research Advisers, Inc.
101 Park Center Plaza
Suite 1300
San Jose, CA 95113

TRANSFER AGENT/ADMINISTRATOR
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH 45201
(Toll-Free) 1-888-884-2675

DISTRIBUTOR
CW Fund Distributors, Inc.
312 Walnut Street, 21st Floor
Cincinnati, OH 45202

Firsthand

                             INTERACTIVE INVESTMENTS

Part C.   OTHER INFORMATION


Item 23.  EXHIBITS
--------  --------

          (a)       Declaration of Trust*

          (b)       Bylaws*

          (c)       Incorporated by reference to Declaration of Trust and Bylaws

          (d)       Advisory Agreement with Interactive Research Advisers, Inc.*

          (e)       Underwriting Agreement with CW Fund Distributors, Inc.

          (f)       Inapplicable

          (g)       Custody Agreement with Star Bank, N.A.*

          (h)(i) Administration Agreement with Interactive Research Advisers, Inc.*

             (ii) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc.*

             (iii)  Administration  Agreement  with  Countrywide  Fund Services,
                    Inc.*

             (iv)   Accounting   Services   Agreement  with   Countrywide   Fund
                    Services, Inc.*

          (i) Opinion and Consent of Counsel relating to Issuance of Shares*

          (j)       Consent of Independent Public Accountants

          (k)       Inapplicable

          (l)       Agreement Relating to Initial Capital*

          (m)       Inapplicable

          (n)       Financial Data Schedules

          (o)       Inapplicable


*    Incorporated by reference to Registration Statement on Form N-1A.

Item 24.  Persons Controlled by or Under Common Control with Registrant.
--------  --------------------------------------------------------------

          No person is directly or indirectly controlled by or under common control with the Registrant.



Item 25.  Indemnification.
--------  ----------------

          Under section 3817(a) of the Delaware Business Trust Act, a Delaware business trust has the power to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. Reference is made to sections 5.1 and
          5.2 of the Declaration of Trust of Interactive Investments (the "Trust") pursuant to which no trustee, officer, employee or agent of the Trust shall be subject to any personal liability, when acting in his or her individual capacity, except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust shall indemnify each of its trustees, officers, employees and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any actions, suits or other proceedings by reason of his or her being or having been a trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in or with bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust will comply with Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and 1940 Act Releases number 7221 (June 9,
          1972) and number 11330 (September 2, 1980).

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing, the Trust has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore may be unenforceable. In the event that a claim for indemnification (except insofar as it provides for the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Trust by such trustee, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

          Indemnification provisions exist in the Advisory Agreement, the Administration Agreement and the Underwriting Agreement which are substantially identical to those in the Declaration of Trust noted above.


          The Trust maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Trust, its Trustees and officers, and its Investment Adviser. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.


Item 26.  Business and Other Connections of the Investment Adviser
--------  --------------------------------------------------------

          (a)  Inapplicable

          (b)  Inapplicable

Item 27.  Principal Underwriters.
--------  -----------------------


          (a) CW Fund Distributors, Inc. also acts as underwriter for the following open-end investment companies: Atalanta/Sosnoff Investment Trust, Brundage, Story and Rose Investment Trust, The Caldwell & Orkin Funds, Inc., Profit Funds Investment Trust, the Lake Shore Family of Funds, UC Investment Trust, The Winter Harbor Fund and The James Advantage Funds.

          (b) The following list sets forth the directors and executive officers of the Distributor. Unless otherwise noted with an asterisk(*), the address of the persons named below is 312 Walnut Street, Cincinnati, Ohio 45202.

               *The   address  is  4500  Park  Granada   Boulevard,   Calabasas,
               California 91302.

                                           Position                Position
                                           with                    with
               Name                        Distributor             Registrant
               ----                        -----------             ----------

               *Angelo R. Mozilo           Chairman of             None
                                           the Board/
                                           Director

               *Andrew S. Bielanski        Director                None

               *Thomas H. Boone            Director                None

               *Marshall M. Gates          Director                None

               Robert H. Leshner           Vice Chairman/          None
                                           Director

               Robert G. Dorsey            President               Assistant
                                                                   Vice
                                                                   President

               Maryellen Peretzky          Vice President          None

               John F. Splain              Vice President,         Assistant
                                           Secretary and           Secretary
                                           General Counsel

               M. Kathleen Leugers         Vice President          None

               Mark J. Seger               Vice President          Assistant
                                                                   Treasurer

               Terrie A. Wiedenheft        Treasurer               None


          (c)  Inapplicable

Item 28.  Location of Accounts and Records.
--------  ---------------------------------

          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 101 Park Center Plaza, Suite 1300, San Jose, California 95113 or at the offices of the Registrant's transfer agent located at 312 Walnut Street, Cincinnati, Ohio 45202.

Item 29.  Management Services Not Discussed in Parts A and B.
--------  ---------------------------------------------------

          Inapplicable

Item 30.  Undertakings.
--------  -------------


          Inapplicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose and the State of California on the 13th of February, 1999.

                                        INTERACTIVE INVESTMENTS

                                        By: /s/ Kevin M. Landis
                                            ---------------------------
                                            Kevin M. Landis, President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                Title                      Date
---------                                -----                      ----

/s/ Kevin M. Landis                  President and            February 13, 1999
--------------------                 Trustee
Kevin M. Landis

/s/ Yakoub Bellawala                 Treasurer                February 13, 1999
--------------------
Yakoub Bellawala

/s/ Kendrick W. Kam                  Trustee                  February 13, 1999
--------------------
Kendrick W. Kam

/s/Michael T. Lynch                  Trustee                  February 13, 1999
--------------------
Michael T. Lynch

/s/Mark K. Taguchi                   Trustee                  February 13, 1999
--------------------
Mark K. Taguchi

                                INDEX TO EXHIBITS

(a)       Declaration of Trust*

(b)       Bylaws*

(c)       Incorporated by reference to Declaration of Trust and Bylaws

(d)       Advisory Agreement with Interactive Research Advisers, Inc.*

(e)       Underwriting Agreement with CW Fund Distributors, Inc.

(f)       Inapplicable

(g)       Custody Agreement with Star Bank, N.A.*

(h)(i)    Administration Agreement with Interactive Research Advisers, Inc.*

   (ii) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc.*

   (iii)  Administration Agreement with Countrywide Fund Services, Inc.*

   (iv)   Accounting Services Agreement with Countrywide Fund Services, Inc.*

(i)       Opinion and Consent of Counsel relating to issuance of shares*

(j)       Consent of Independent Public Accountants

(k)       Inapplicable

(l)       Agreement Relating to Initial Capital*

(m)       Inapplicable

(n)       Financial Data Schedules

(o)       Inapplicable

---------------------------
*Incorporated by reference to Registration Statement on Form N-1A.